As filed with the Securities and Exchange Commission on August 30, 2005


                        Securities Act File No. 33-20827
                    Investment Company Act File No. 811-5518

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                       Post-Effective Amendment No. 98 |X|


                 and REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940 |X|


                              Amendment No. 100 |X|


                                   ----------

                               The RBB Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                         Bellevue Park Corporate Center
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (302) 792-2555

                                   Copies to:

      JAMES SHAW                                      MICHAEL P. MALLOY, ESQ
      PFPC, Inc.                                      Drinker Biddle & Reath LLP
      400 Bellevue Parkway                            One Logan Square
      Wilmington, DE 19809                            18th and Cherry Streets
      (Name and address of Agent for Service)         Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)


|X|   immediately upon filing pursuant to paragraph (b)

|_|   on (date) pursuant to paragraph (b)


|_|   60 days after filing pursuant to paragraph (a)(1)

|_|   on (date) pursuant to paragraph (a)(1)

|_|   75 days after filing pursuant to paragraph (a)(2)

|_|   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:


|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: ..........Shares of Common Stock.


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HILLIARD LYONS

                                  SENBANC FUND
                                       of
                               The RBB Fund, Inc.

                                   Prospectus
                                 August 30, 2005
                         As revised __________ __, 2005

    The securities described in this prospectus have been registered with the Securities and Exchange Commission (the "SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

--------------------------------------------------------------------------------
                 NOT FDIC                        MAY LOSE VALUE
                 INSURED                       NO BANK GUARANTEE
--------------------------------------------------------------------------------

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                             S E N B A N C  F U N D
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SUMMARY ...................................................................    1

PERFORMANCE ...............................................................    2

FEES & EXPENSES ...........................................................    4

ADDITIONAL INFORMATION ON THE FUNDS INVESTMENT OBJECTIVES,
     STRATEGIES AND RISKS .................................................    5

Investment Objective and Principal Types of Investments ...................    5

Investment Philosophy .....................................................    6

Main Risks ................................................................    7

Other Types of Investments and Considerations .............................    8

Portfolio Holdings ........................................................    9

MANAGEMENT OF THE FUND ....................................................    9

Adviser ...................................................................    9

Portfolio Manager .........................................................   10

Other Service Providers ...................................................   10

SHAREHOLDER INFORMATION ...................................................   12

Pricing of Fund Shares ....................................................   12

Sales Charges .............................................................   13

Market Timing .............................................................   15

Purchase of Fund Shares ...................................................   16

Redemption of Fund Shares .................................................   18

Dividends and Distributions ...............................................   20

Taxes .....................................................................   20

FINANCIAL HIGHLIGHTS ......................................................   23

FOR MORE INFORMATION                                                  Back Cover


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SUMMARY

INVESTMENT OBJECTIVE

The Senbanc Fund (the "Fund") seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as "Banks"). Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. The Fund generally invests in equity securities of Banks that have at least $500 million in consolidated total assets; however, the Fund's investments are not influenced by a Bank's market capitalization (large, medium or small).

Hilliard Lyons Research Advisors (the "Adviser"), a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons") and the investment adviser to the Fund, uses a value investment style for the Fund. The Adviser seeks to identify the most undervalued Banks by using an investment model that considers financial ratios and other quantitative information. Generally, such Banks have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund's portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

MAIN RISKS OF INVESTING

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government entity. You could lose money by investing in the Fund. Your investment in the Fund is subject to the following main risks:

Market Risk:

The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant holdings of equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.


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Industry Concentration Risk:

Because the Fund concentrates in a single industry (banking), its performance is largely dependent on that specific industry's performance, which may differ in direction and degree from that of the overall stock market. Volatile interest rates or deteriorating economic conditions can adversely affect the banking industry and, therefore, the performance of the equity securities of Banks.

Portfolio Management Risk:

The skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective.

Smaller and Medium-Sized Company Risk:

Investment in smaller and medium-sized companies involves greater risk than investment in larger, more established companies. The equity securities of smaller and medium-sized companies often fluctuate in price to a greater degree than equity securities of larger, more mature companies. In addition, such companies may have more limited financial resources and less liquid trading markets for their securities.

Nondiversification Risk:

This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of its assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds.

PERFORMANCE

The Fund began operations on July 8, 1999 as a series (the "Predecessor Fund") of Hilliard Lyons Research Trust (the "Trust"). On ______, 2005, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the "Company"). Financial and performance information included in this Prospectus is that of the Predecessor Fund.

The performance information shown on the following page provides an indication of the risks of investing in the Fund by showing changes in the Predecessor Fund's performance for each full calendar year since the Predecessor Fund commenced operations and by showing how the Predecessor Fund's average annual returns compare with those of a relevant, broad-based benchmark, the S&P 500 Index, as well as a bank-related benchmark. Sales loads are not reflected in the bar chart; if these amounts were reflected, returns would be less than those shown. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Predecessor Fund. Performance reflects fee waivers in effect from July 8, 1999 through February 28, 2003. If fee waivers were not in place, the Fund's performance would be reduced.


                                     - 2 -
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TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

[insert bar chart]

--------------------------------------------------------------------------------
16.46%           20.65%           19.80%           32.62%           11.86%
--------------------------------------------------------------------------------
2000             2001             2002             2003             2004
--------------------------------------------------------------------------------

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter:            13.81% (quarter ended September 30, 2000)

Worst Quarter:           (5.94)% (quarter ended September 30, 2002)

Year to Date Total Return as of June 30, 2005: (7.56)%.

AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Predecessor Fund's past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)                               1 YEAR    5 YEAR     SINCE INCEPTION*
----------------------------------------------                               -------------------------------------
Before Taxes                                                                  9.3%     19.5%      15.9%
After Taxes on Distributions                                                  7.5%     17.9%      14.4%
After Taxes on Distributions and Sale of Fund Shares                          7.1%     16.5%      13.3%
------------------------------------------------------------------------------------------------------------------
Nasdaq Bank Index(2) (reflects no deduction for fees, expenses or taxes)     13.7%     16.5%      13.2%
S&P 500 Index(3) (reflects no deduction for fees, expenses or taxes)         10.9%     (2.3)%     (1.1)%

(1) The Predecessor Fund's returns assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

(2) The Nasdaq Bank Index is an unmanaged index of unlisted banks. The index returns assume reinvestment of all dividends.

(3) The S&P 500 Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends.

*     The Predecessor Fund's inception was July 8, 1999.


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FEES & EXPENSES

INVESTOR EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Shareholder fees are paid directly from your investment. Annual Fund operating expenses are paid out of the Fund's assets and are reflected in the Fund's share price and dividends; therefore, such expenses are paid indirectly by shareholders.

SHAREHOLDER FEES (fees paid directly from your investment)
      Maximum Sales Charge (load) Imposed on Purchases
           (as a percentage of offering price) ......................   2.25%(1)
      Maximum Deferred Sales Charge (load) ..........................   None(2)
      Maximum Sales Charge (load) Imposed on Reinvested
        Dividends and Other Distributions ...........................   None
      Redemption Fee(3) .............................................   None
ANNUAL FUND OPERATING EXPENSES (expenses that are paid
           out of the Fund's assets)
      Management Fees ...............................................   0.60%
      Distribution (12b-1) Fees(4) ..................................   0.42%
      Other Expenses ................................................   0.38%
      Total Annual Fund Operating Expenses(5) .......................   1.40%

(1) The Fund has a maximum front-end sales charge of 2.25%; however, cumulative investments of at least $500,000 over thirteen (13) months will be assessed a sales charge of 1.75% and cumulative investments of at least $1,000,000 over thirteen (13) months will not be assessed a sales charge. For more detailed information, refer to the section of this Prospectus titled "Shareholder Information - Sales Charges."

(2) Purchases of $1,000,000 or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments, in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive, of reinvested dividends and capital gain distributions) or the total cost of such shares.

(3) Shareholders requesting redemptions by wire are charged a wire redemption fee, currently $7.50.

(4) Amount represents the actual distribution fees incurred by the Predecessor Fund for the fiscal year ended June 30, 2005. The Company's Board of Directors has authorized a payment up to 0.60% of the Fund's average daily net assets annually.

(5) The Adviser has agreed to voluntarily cap the Fund's Total Annual Fund Operating Expenses at 1.75% of the Fund's average daily net assets. The Adviser may terminate the voluntary cap upon notice to the Board of Trustees.


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EXAMPLE

This hypothetical example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 for the time periods indicated;

o     You redeem all of your shares at the end of the periods shown;

o     Your investment has a 5% return each year; and

o     The Fund's operating expenses remain the same.

Although actual annual returns and Fund operating expenses may be higher or lower, based on these assumptions, your costs would be:

            1 YEAR              3 YEARS            5 YEARS             10 YEARS
            ------              -------            -------             --------

             $364                $658                $974               $1,867

ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE AND PRINCIPAL TYPES OF INVESTMENTS

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as "Banks"). See, however, "Investment Philosophy" and "Cash Management and Temporary Defensive Investments." Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks, and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. A regional bank is one that provides full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), has assets that are primarily of domestic origin, and typically has a principal office outside of a large metropolitan area (e.g., New York City or Chicago). A money center bank is one with a strong international banking business and a significant percentage of international assets, and is typically located in a large metropolitan area. To the extent that the Fund invests in the equity securities of bank holding companies, a portion of the Fund's assets may be indirectly invested in nonbanking entities, since bank holding companies may derive a portion of their income from such entities.

Generally, the equity securities in which the Fund will invest are common stocks; however, the Fund may also at times acquire (through its common stock holdings) preferred stock, warrants, rights or other securities that are convertible into common stock. Although the Fund seeks


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opportunities for long-term capital appreciation, the Banks in which the Fund invests may also pay regular dividends.

The Board will provide shareholders of the Fund with at least 60 days prior notice of any change in the Fund's 80% investment policy.

INVESTMENT PHILOSOPHY

The Adviser uses a VALUE investment style for the Fund. The Adviser seeks to identify the most undervalued Banks on a monthly basis by using an investment model that generates information which allows the Adviser to compare its determinations of current net worth with the underlying market prices of Banks. The investment model considers financial ratios and other quantitative information in evaluating and rating Banks which have twenty-four consecutive quarters of current and predecessor operating history, and at least $500 million in assets. The Fund's portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

The Adviser intends to build the Fund's portfolio by investing a portion of available cash each month, if practicable, in the top ten most undervalued Banks eligible for purchase, as determined by its investment model. Comparable dollar amounts will be invested in each of the top ten eligible Banks each month, insofar as liquidity of those issues and the liquid resources of the Fund allow. For example, at the current size of the Fund and its cash position the Fund seeks to invest $5,000,000 per month in the top ten eligible bank stocks as indicated by the model. This amount is allocated evenly among those ten banks. If the cash amount is less than $3,000,000 prior to the Fund investing each month, then no investment is made. The monthly investment target is calculated to be one sixth of the cash available to the Fund rounded up to the nearest one million dollars at the beginning of each month, to secure an expectation of continuous and consistent investment at a similar level for the next six months. So, $30,000,000 or more in cash available would indicate a continued rate of investment at $5,000,000. An increase of cash available above $36,000,000 would indicate a rate of investment at $6,000,000. An increase of cash available above $42,000,000 would indicate a rate of investment at $7,000,000, and so on. A decrease in cash available, for example below $30,000,000, would indicate a rate of investment at $4,000,000; cash available below $24,000,000 a rate of investment of $3,000,000, and so on. The disciplined approach seeks to assure a steady and constant rate of investment by the Fund, and seeks to avoid the weighting of investment in one particular month solely because of an increase or decrease in the flow of new money into the Fund. The Adviser generally does not expect significant turnover within the top ten most undervalued Banks from month to month. Therefore, limited turnover will lead to multiple purchases of the securities of the Banks that stay in the top ten for greater than one month. If the Fund receives significant net purchases, this disciplined method of investing may result in the Fund holding a greater percentage of its assets in cash or debt and money market instruments. As a result, THE FUND MAY, FROM TIME TO TIME, HOLD LESS THAN 80% of its net assets in securities of Banks.


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Generally, securities in the Fund's portfolio will be sold when they are adequately valued (as determined by the investment model) and when the initial purchase of a Bank's securities has been held for a minimum of 366 days. However, if a Bank has announced a major reorganization (e.g. it is being merged into or acquired by another Bank), the Fund will generally sell that Bank's securities regardless of the length of time the original Bank's securities have been held by the Fund, unless the surviving Bank itself is ranked by the model as undervalued. In this case, the original securities would be held until the reorganization takes place, and the replacement securities would then be subject to the sell discipline outlined above. If a Bank is no longer evaluated by the investment model for any reason, the Bank's securities will be sold by the Fund. In addition, sales may be made in order to comply with various regulatory limitations, or in order to enhance the Fund's cash position in the case of unusually large redemption requests of the Fund's shares or as a temporary defensive measure, and such sales would be of those Bank securities then ranked as least undervalued.

The Adviser generally expects the Fund's portfolio to represent Banks of wide geographic dispersion within the United States. In addition, the Fund generally invests in equity securities of Banks which have at least $500 million in consolidated total assets; however, the Fund's investments are not influenced by a Bank's market capitalization (large, medium or small).

MAIN RISKS

All investments (including those in mutual funds) have risks, and you could lose money by investing in the Fund. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks entailed in investing in the equity securities of Banks. Of course, there can be no assurance that the Fund will achieve its objective.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government entity. Because the Fund's investments are concentrated in the banking industry, an investment in the Fund may be subject to greater market fluctuations than an investment in a fund that does not concentrate in a particular industry. Thus, you should consider an investment in the Fund as only one portion of your overall investment portfolio.

MARKET RISK. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

INDUSTRY CONCENTRATION RISK. Since the Fund's investments will be concentrated in the banking industry, they will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. The profitability of Banks is largely dependent upon the availability and cost of capital funds, and may show significant fluctuation as a result of volatile interest rate levels. Healthy economic conditions are important to the


                                     - 7 -
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operations of Banks, and exposure to credit losses resulting from possible financial difficulties of borrowers can have an adverse effect on the financial performance and condition of Banks. In addition, despite some measure of deregulation, Banks are still subject to extensive governmental regulation which may limit their activities as well as the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged.

NONDIVERSIFICATION RISK. The Fund is NONDIVERSIFIED, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. As a nondiversified fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.

SMALL COMPANY RISK. The Adviser may invest the Fund's assets in smaller and medium-sized companies. Investment in smaller companies involves greater risk than investment in larger companies. The stocks of smaller companies often fluctuate in price to a greater degree than stocks of larger companies. Smaller companies may have more limited financial resources and less liquid trading markets for their stock. The Fund's share price may experience greater volatility when the Fund is more heavily invested in smaller and medium-sized companies.

OTHER TYPES OF INVESTMENTS AND CONSIDERATIONS

CASH MANAGEMENT AND TEMPORARY DEFENSIVE INVESTMENTS. For cash management purposes, as part of the Adviser's disciplined investment approach or when the Adviser believes that market conditions warrant it (i.e., a temporary defensive position), the Fund may hold part or all of its assets in cash or debt and money market instruments. Except when pursuing such temporary defensive positions in response to cash flows, adverse market, economic, political or other conditions, the Fund's investment in debt, including money market instruments, will not exceed 20% of its net assets. Investments in debt and money market instruments will generally be limited to (1) obligations of the U.S. government, its agencies and instrumentalities; and (2) corporate notes, bonds and debentures rated at least AA by Standard & Poor's Corporation ("Standard & Poor's") or Aa by Moody's Investors Service ("Moody's") (see Appendix A to the Statement of Additional Information ("SAI") -- "Description of Securities Ratings").

Investments in debt and money market instruments are subject to interest rate risk and credit risk. In general, the market value of debt instruments in the Fund's portfolio will decrease as interest rates rise and increase as interest rates fall. In addition, to the extent the Fund invests in debt instruments, there is the risk that an issuer will be unable to make principal and interest payments when due. The risks of these types of investments and strategies are described further in the SAI. To the extent that the Fund holds cash or invests in debt and money market instruments (including for the purpose of pursuing a temporary defensive position), the Fund may not achieve its investment objective.


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There are also specific restrictions on the Fund's investments. These restrictions are detailed in the SAI.

PORTFOLIO HOLDINGS

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND

ADVISER

The Adviser, which is located at Hilliard Lyons Center, 501 South Fourth Street, Louisville, Kentucky 40202, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Board of Directors. Hilliard Lyons, of which the Adviser is a division, is a registered investment adviser, registered broker-dealer and member firm of the New York Stock Exchange, Inc. ("NYSE"), other principal exchanges and the National Association of Securities Dealers, Inc. ("NASD"). Hilliard Lyons is an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"). PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707.

Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854 and has been registered as an investment adviser since 1973. The Adviser served as investment adviser to the Hilliard Lyons Government Fund, Inc., an open-end money market mutual fund with assets as of June 30, 2005 of approximately $1.4 billion and sub-adviser to the Constellation HLAM Large Cap Quality Growth Fund, an open-end mutual fund with assets as of June 30, 2005 of approximately $16.2 million and sub-adviser to the Constellation HLAM Large Cap Value Fund, an open-end mutual fund with assets as of June 30, 2005 of approximately $1.4 million. As of June 30, 2005, Hilliard Lyons managed individual, corporate, fiduciary and institutional accounts with assets totaling approximately $3.3 billion. Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is paid a management fee at an annual rate of 0.60% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive its management fee and/or reimburse the Fund for expenses such that the Fund's total annual operating expenses for any year do not exceed 1.75% of average daily net assets. This arrangement may be terminated by the Adviser upon notice to the Board of Trustees. For the fiscal year ended June 30, 2005, the Adviser received advisory fees from the Predecessor Fund at the effective rate of 0.60% of the Predecessor Fund's average daily net assets.

A discussion regarding the basis for the Predecessor Fund's Board of Trustees approving the Fund's investment advisory agreement with Hilliard Lyons is contained in the Predecessor Fund's Annual Report dated June 30, 2005.


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PORTFOLIO MANAGER

Alan F. Morel is the person primarily responsible for the day-to-day operations of the Fund. He is also the designer and originator of the proprietary programs that generate The Hilliard Lyons Bank Stock Index, upon which the Fund's investment model is based. Therefore, the investment success of the Fund will depend significantly on the efforts of Mr. Morel. Accordingly, the death, incapacity, removal or resignation of Mr. Morel could adversely affect the Fund's performance. Mr. Morel, who has managed the Fund since its inception as the Predecessor Fund, is a Senior Vice President of Hilliard Lyons and has been employed by Hilliard Lyons as an analyst since 1976. Neither Hilliard Lyons nor the Adviser currently has a written employment agreement with Mr. Morel.

The SAI provides more information about Mr. Morel's compensation, other accounts managed by him and his ownership of shares in the Fund.


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OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The following chart shows the Fund's other service providers and includes their addresses and principal activities.

                                                     =================================
                                                               SHAREHOLDERS
                                                     =================================
                                                                    |
                   ========================================         |             ==============================================
Distribution                PRINCIPAL DISTRIBUTOR                   |                 TRANSFER AGENT AND DIVIDEND DISBURSING
and                                                                 |                                  AGENT
Shareholder                PFPC DISTRIBUTORS, INC.                  |
Services                       760 MOORE ROAD                       |                                PFPC INC.
                          KING OF PRUSSIA, PA 19406                 |                          301 BELLEVUE PARKWAY
                                                                    |                          WILMINGTON, DE 19809
                                                                    |
                       Distributes shares and provides              |                 Handles shareholder services, including
                    administrative services to beneficial           |              recordkeeping and statements, distribution of
                          shareholders of the Fund.                 |                dividends and processing of buy, sell and
                                                                    |                           exchange requests.
                   ========================================         |             ==============================================
                                                                    |
                   ========================================         |             ==============================================
Asset                         INVESTMENT ADVISER                    |                                CUSTODIAN
Management                                                          |
                      HILLIARD LYONS RESEARCH ADVISORS, A           |                           PFPC TRUST COMPANY
                   DIVISION OF J.J.B. HILLIARD, W.L. LYONS,         |                         8800 TINICUM BOULEVARD
                                     INC.                           |                                SUITE 200
                            501 SOUTH FOURTH STREET                 |                         PHILADELPHIA, PA 19153
                             LOUISVILLE, KY 40202                   |
                                                                    |             Holds the Fund's assets, settles all portfolio
                   Manages the Fund's investment activities         |             trades and collects most of the valuation data
                                                                    |              required for calculating the Fund's net asset
                                                                    |                                 value.
                   ========================================         |             ==============================================
                                                                    |
                   ========================================         |
Fund                  ADMINISTRATOR AND FUND ACCOUNTING             |
Operations                          AGENT                           |
                                                                    |
                                  PFPC INC.                         |
                             301 BELLEVUE PARKWAY                   |
                             WILMINGTON, DE 19809                   |
                                                                    |
                      Provides facilities, equipment and            |
                    personnel to carry out administrative           |
                      services related to each Fund and             |
                    calculates the Fund's net asset value,          |
                         dividends and distributions                |
                   ========================================         |
                                                                    |
                                                     =================================
                                                             BOARD OF DIRECTORS

                                                     Supervises the Fund's activities.
                                                     =================================


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SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of the Fund are sold at their net asset value ("NAV") plus a front-end sales charge, if applicable. This is commonly referred to as the "public offering price." The NAV of the Fund is calculated as follows:

NAV =             VALUE OF ASSETS ATTRIBUTABLE TO THE FUND
            -     VALUE OF LIABILITIES ATTRIBUTABLE TO THE FUND
            ---------------------------------------------------
                  Number of Outstanding Shares of the Fund

The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the public offering price next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form less any applicable contingent deferred sales charge.

The Fund's securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued at the mean of the bid and ask prices. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee in accordance with procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.


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SALES CHARGES

GENERAL. Purchases of the Fund's shares are subject to a front-end sales charge of two and one-quarter percent (2.25%) of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Sales charges are not imposed on shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term "offering price" includes the front-end sales charge.

                                     SALES CHARGE AS A     SALES CHARGE AS A
                                       % OF OFFERING        % OF NET AMOUNT
  AMOUNT OF PURCHASE                       PRICE                INVESTED
  ------------------                 -----------------     -----------------

   Less than $500,000                      2.25%                  2.30%
   At least $500,000 but less than
     $1,000,000                            1.75%                  1.78%
   $1,000,000 or greater                   0.00%                  0.00%

No sales charge is payable at the time of purchase on investments of $1 million or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. See the section entitled "Contingent Deferred Sales Charge on Certain Redemptions." The Distributor may pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals (collectively "Service Organizations") who initiate and are responsible for purchases of $1 million or more.

COMBINED PURCHASE PRIVILEGE. Certain purchases of Fund shares made at the same time by you, your spouse and your children under age 25 may be combined for purposes of determining the "Amount of Purchase." The combined purchase privilege may also apply to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the "Amount of Purchase:" (a) individual purchases, if made at the same time, by a single purchaser, the purchaser's spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a "Company", as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the "1940 Act"), solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your Hilliard Lyons investment broker or other Service Organization. In order to take advantage of the combined purchase


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privilege, the purchases combined must be brought to the attention of your
Hilliard Lyons investment broker or other Service Organization.

CUMULATIVE QUANTITY DISCOUNT. You may combine the value of shares held in the Fund, along with the dollar amount of shares being purchased, to qualify for a cumulative quantity discount. The value of shares held is the higher of their cost or current net asset value. For example, if you hold shares having a value of $475,000 and purchase $25,000 of additional shares, the sales charge applicable to the additional investment would be 1.75%, the rate applicable to a single purchase of $500,000. In order to receive the cumulative quantity discount, the value of shares held must be brought to the attention of your Hilliard Lyons investment broker or other Service Organization.

LETTER OF INTENT. If you anticipate purchasing at least $500,000 of shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the "Letter"), which can be provided to you by your Hilliard Lyons investment broker or other Service Organization. The reduced sales charge may also be obtained on shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Fund shares pending completion of the intended purchase.

SALES CHARGE WAIVERS. The Fund sells shares at net asset value without imposition of a sales charge to the following persons:

o current and retired (as determined by Hilliard Lyons) employees of Hilliard Lyons and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee;

o any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

o Directors of the Company and registered representatives of Service Organizations;

o existing advisory clients of the Adviser on purchases effected by transferring all or a portion of their investment management or trust account to the Fund, provided that such account had been maintained for a period of six months prior to the date of purchase of Fund shares;

o trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount


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      collectively invested or to be invested in the Fund by such entity or adviser during the subsequent 13-month period totals at least $100,000;

o employer-sponsored retirement plans with assets of at least $100,000 or 25 or more eligible participants; and

o accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Distributor.

In order to take advantage of a sales charge waiver, a purchaser must certify to a Hilliard Lyons investment broker or other Service Organization eligibility for a waiver and must notify a Hilliard Lyons investment broker or other Service Organization whenever eligibility for a waiver ceases to exist. A Hilliard Lyons investment broker or Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible.

Information regarding sales charges, discounts and waivers is available free of charge at www.hilliard.com.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is further discussed in the SAI.

MARKET TIMING

Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.


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PURCHASE OF FUND SHARES

Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor"). The Board of Directors of the Company has approved and adopted a Plan of Distribution for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is reimbursed from the Fund for distribution expenses actually incurred, up to 0.60% on an annualized basis of the average daily net assets of the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts reimbursed to the Distributor under the Plan may be for expenses the sale of shares of the Fund, including ongoing servicing and/or maintenance of the accounts of shareholders. The Distributor may delegate some or all of these functions to Service Organizations (which may include Hilliard Lyons). See "Purchases Through Intermediaries" below.

GENERAL. Initial investments in the Fund must be at least $250, and subsequent minimum investments must be at least $100. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements. After an initial purchase is made, PFPC Inc., the Fund's transfer agent, will set up an account for you in the Company records.

PURCHASES THROUGH INTERMEDIARIES. Shares of the Fund are available through Service Organizations, including Hilliard Lyons. Service Organizations may impose transaction or administrative charges or other direct fees, which would not be imposed if shares of the Fund were purchased directly from the Company. Therefore, investors should contact the Service Organization acting on their behalf concerning the fees, if any, charged in connection with a purchase or redemption of shares of the Fund and should read this Prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients and customers. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be executed at the Fund's public offering price next determined after they are accepted by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations have properly


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submitted to it all purchase and redemption orders received from the Service
Organizations' customers before the time for determination of the Fund's public offering price in order to obtain that day's price.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank account. With your authorization and bank approval, your bank account is automatically charged by your Hilliard Lyons investment broker or other Service Organization for the amount specified ($100 minimum), which is automatically invested in shares at the public offering price on or about the date you specify. Bank accounts are charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement showing the current transaction. To participate in the automatic investment plan, contact your Hilliard Lyons investment broker or other Service Organization for an authorization agreement, which contains details about the automatic investment plan. If your bank account cannot be charged due to insufficient funds, a stop payment order or the closing of your account, the automatic investment plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the automatic investment plan at any time by notifying your Hilliard Lyons investment broker or other Service Organization.

RETIREMENT PLANS. Shares of the Fund may be purchased in connection with various retirement plans, including Individual Retirement Accounts ("IRAs"), section 403(b) plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans is available from your Hilliard Lyons investment broker or other Service Organization. There may be fees in connection with establishing and maintaining retirement plans. You should consult your tax advisor for specific advice regarding the tax status and the possible benefits of establishing retirement plans.

OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons, who may be subject to cumulative, maximum purchase amounts.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places.


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GOOD ORDER. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

You may submit redemption requests to your Hilliard Lyons investment broker or other Service Organization in person or by telephone, mail or wire. Redemption requests are effective at the NAV next calculated, less any applicable contingent deferred sales charge, after receipt of the redemption request by your Hilliard Lyons investment broker or other Service Organization in proper form and transmission of the request to the Fund's transfer agent. You can only redeem shares of the Fund on days the NYSE is open. Your Hilliard Lyons investment broker or other Service Organization may refuse a telephone redemption request if it believes it is advisable to do so. You will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided your Hilliard Lyons investment broker or other Service Organization reasonably believes that the instructions are genuine.

TELEPHONE REDEMPTIONS. During periods of dramatic economic or market changes, you may experience difficulty in implementing a telephone redemption with your Hilliard Lyons investment broker or other Service Organization because of increased telephone volume.

SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to Senbanc Fund, 501 South 4th Street, Louisville, Kentucky 40202. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any


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capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate approval withdrawals under the Systematic Withdrawal Plan during the time you have the Plan in effect. While the Systematic Withdrawal then is in effect you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least ten business days prior to the end of the month preceding a scheduled payment.

OTHER REDEMPTION INFORMATION. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

PROPER FORM. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption.

You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.


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DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES

FEDERAL TAXES. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. The amount of the Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations." You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)


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Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Fund may be required to withhold federal income tax from dividends and redemption proceeds paid to noncorporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. The backup withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


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FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the Predecessor Fund for the periods indicated, including per share information results for a single share of the Predecessor Fund. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Predecessor Fund's financial statements audited by the Predecessor Fund's independent registered public accounting firms. Information for the fiscal years ended June 30, 2002, 2003, 2004 and 2005 has been audited by Deloitte & Touche LLP, whose report, along with the Predecessor Fund's financial statements, is included in the Predecessor Fund's Annual Report dated August 5, 2005 , which is available, without charge, upon request. Information for the fiscal year ended June 30, 2001 was audited by another independent registered public accounting firm.

                             S E N B A N C  F U N D
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                   FOR THE FISCAL YEARS ENDED
-------------------------------------------------------------------------------------------------------------------
                                              JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                2005           2004           2003           2002           2001
                                              --------       --------       --------       --------       --------
-------------------------------------------------------------------------------------------------------------------
Net asset value:
Beginning of period                           $  16.54       $  14.86       $  13.47       $  12.05       $   8.62
                                              --------       --------       --------       --------       --------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                      0.15           0.04          (0.01)          0.03+          0.18
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
  On investments                                  0.78           2.59           2.05           2.38+          3.38
                                              --------       --------       --------       --------       --------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Total from investment operations                  0.93           2.63           2.04           2.41           3.56
                                              --------       --------       --------       --------       --------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            (0.10)         (0.02)         (0.01)         (0.11)         (0.06)
                                              --------       --------
-------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                 (1.24)         (0.93)         (0.64)         (0.88)         (0.07)
                                              --------       --------       --------       --------       --------
-------------------------------------------------------------------------------------------------------------------
Total distributions                              (1.34)         (0.95)         (0.65)         (0.99)         (0.13)
                                              --------       --------       --------       --------       --------
-------------------------------------------------------------------------------------------------------------------
Net asset value:
End of year                                   $  16.13       $  16.54       $  14.86       $  13.47       $  12.05
                                              ========       --------       ========       ========       ========
-------------------------------------------------------------------------------------------------------------------
Total investment return (excludes sales
   charge)                                        5.25%         17.84%         15.87%         21.64%         41.64%
                                              --------       --------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average            1.40%          1.25%          1.64%          1.75%          1.75%
   net assets, including waivers
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average            1.40%          1.25%          1.64%          2.01%          2.75%
   net assets, excluding waivers
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to          0.91%          0.29%         (0.13)%         0.13%          1.74%
  average net assets, including waivers
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to          0.91%          0.29%         (0.13)%        (0.13)%         0.74%
  average net assets, excluding waivers
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          19.90%         51.01%         60.14%         40.27%         43.15%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $231,651       $217,494       $104,837       $ 49,638       $ 25,241
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

+     Calculated based on average shares outstanding.

                             S E N B A N C  F U N D
--------------------------------------------------------------------------------

FOR MORE INFORMATION:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Senbanc Fund is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

These reports will contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report will include Fund strategies that significantly affected the Fund's performance during its last fiscal year. The annual and semi-annual reports of the Predecessor Fund are available on the Predecessor Fund's website at www.hilliard.com.

STATEMENT OF ADDITIONAL INFORMATION

An SAI, dated August 30, 2005, as revised ______, 2005, has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 444-1854. The Fund's most recent SAI and annual or semi-annual report are also available on the Fund's website at www.hilliard.com. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:00 p.m. (Central time) Monday-Friday. Call: (800) 444-1854.

PURCHASES AND REDEMPTIONS

Call (800) 444-1854.

WRITTEN CORRESPONDENCE

Senbanc Fund
501 South 4th Street
Louisville, Kentucky 40202

SECURITIES AND EXCHANGE COMMISSION

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                                  SENBANC FUND

                 (AN INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 30, 2005
                            AS REVISED _______, 2005

      This Statement of Additional Information ("SAI") provides supplementary information pertaining to shares (the "Shares") representing interests in the Senbanc Fund (the "Fund") of The RBB Fund, Inc. (the "Company"). This SAI is not a prospectus, and should be read only in conjunction with the Fund's Prospectus, dated August 30, 2005, as revised _______, 2005 (the "Prospectus"). The Fund commenced operations on July 8, 1999 as a separate series (the "Predecessor Fund") of Hilliard Lyons Research Trust (the "Trust"). On ______, 2005, the Predecessor Fund was reorganized as a new series of the Company. A copy of the Prospectus and the Predecessor Fund's Annual Report may be obtained free of charge by calling toll-free (800) 444-1854. The financial statements and notes contained in the Predecessor Fund's Annual Report are incorporated by reference into this SAI. No other part of the Predecessor Fund's Annual Report is incorporated herein by reference.

                                TABLE OF CONTENTS

                                                                            PAGE

FUND HISTORY AND CLASSIFICATION ...........................................    1

INVESTMENT STRATEGIES AND RISKS ...........................................    1

FUND POLICIES .............................................................    5

DISCLOSURE OF PORTFOLIO HOLDINGS ..........................................    6

MANAGEMENT OF THE COMPANY .................................................    6

DIRECTORS' COMPENSATION ...................................................   10

CODE OF ETHICS ............................................................   11

PROXY VOTING POLICIES .....................................................   11

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .......................   12

INVESTMENT ADVISORY AND OTHER SERVICES ....................................   19

PORTFOLIO TRANSACTIONS ....................................................   23

PURCHASE AND REDEMPTION INFORMATION .......................................   24

VALUATION OF SHARES .......................................................   26

TAXES .....................................................................   26

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES ..........................   27

MISCELLANEOUS .............................................................   30

FINANCIAL STATEMENTS ......................................................   30

APPENDIX A ................................................................  A-1

APPENDIX B ................................................................  B-1

                         FUND HISTORY AND CLASSIFICATION

The Company is an open-end management investment company currently operating or proposing to operate nineteen separate investment companies, three of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940 (the "1940 Act"), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one nondiversified portfolio of the Company, which is offered by a Prospectus, dated August 30, 2005, as revised _______, 2005. Financial and performance information included in this SAI is that of the Predecessor Fund.

                         INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Fund's investment objective, strategies and risks discussed in the Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. The investment objective is fundamental and may only be changed with shareholder approval.

INVESTMENT PHILOSOPHY

Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc. (the "Adviser") uses a VALUE investment style for the Fund. The Adviser seeks to identify the most undervalued Banks (as defined below under the section titled "Principal Types of Investments and Related Risks") by using an investment model that considers financial ratios and other quantitative information. Generally, such Banks have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund's portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

PRINCIPAL TYPES OF INVESTMENTS AND RELATED RISKS

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as "Banks"). See, however, "Debt Securities and Money Market Instruments." Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks, and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. A regional bank is one that provides full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), has assets that are primarily of domestic origin, and typically has a principal office outside of a large metropolitan area (e.g., New York City or Chicago). A money center bank is one with a strong international banking business and a significant percentage of international assets, and is typically located in a large metropolitan area. To the extent that the Fund invests in the equity securities of bank holding companies, a portion of the Fund's assets may be indirectly invested in nonbanking entities, since bank holding companies may derive a portion of their income from such entities.

Generally, the equity securities in which the Fund invests are common stocks; however, the Fund may also at times acquire (through its common stock holdings) preferred stock, warrants, rights or other securities that are convertible into common stock. The Fund generally invests in equity securities of Banks which have at least $500 million in consolidated total assets; however, the Fund's investments are not influenced by a Bank's market capitalization (large, medium or small).

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government entity. You could lose money by investing in the Fund. The Fund is not a complete investment program. We recommend that you consider an investment in the Fund as only one portion of your overall investment portfolio.

MARKET RISK. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the Adviser's control. Therefore, the return and net asset value of the Fund will fluctuate, and you could lose money by investing in the Fund.

INDUSTRY CONCENTRATION RISK. Since the Fund's investments will be concentrated in the banking industry, the Fund will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry. Thus, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. In addition, despite some measure of deregulation, Banks are still subject to extensive governmental regulation which limits their activities. The availability and cost of funds to Banks are crucial to their profitability. Consequently, volatile interest rates and deteriorating economic conditions can adversely affect their financial performance and condition.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of Banks is largely dependent upon the availability and cost of capital funds, and may show significant fluctuation as a result of volatile interest rate levels. In addition, healthy economic conditions are important to the operations of Banks, and exposure to credit losses resulting from possible financial difficulties of borrowers can have an adverse effect on the net asset value of the Fund.

NONDIVERSIFICATION RISK. The Fund is NONDIVERSIFIED, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As a nondiversified fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.

SMALL COMPANY RISK. The Adviser may invest the Fund's assets in smaller and medium-sized companies. Investment in smaller companies involves greater risk than investment in larger companies. The stocks of smaller companies often fluctuate in price to a greater degree than stocks of larger companies. Smaller companies may have more limited financial resources and less liquid trading markets for their stock. The Fund's share price may experience greater volatility when the Fund is more heavily invested in smaller and medium-sized companies.

OTHER TYPES OF INVESTMENTS AND RELATED RISKS

Although they are not principal types of investments and strategies of the Fund, the Fund may also invest to a limited extent in the following types of investments and is subject to the risks of such investments.

DEBT SECURITIES AND MONEY MARKET INSTRUMENTS. For cash management purposes as part of the Adviser's disciplined investment approach or when the Adviser believes that market conditions warrant it (i.e., a temporary defensive position), the Fund may invest a portion of its total assets in obligations of the U.S. government, its agencies and instrumentalities and debt securities of companies in any industry, including corporate notes, bonds and debentures. Investments in debt securities are subject to interest rate risk and credit risk. The market value of debt securities in the Fund's portfolio will decrease as interest rates rise and increase as interest rates fall. In addition, to the extent the Fund invests in debt securities, the Fund's share price will be subject to losses from possible financial difficulties of borrowers whose debt securities are held by the Fund. Debt securities in which the Fund may invest will generally be rated at least Aa by Moody's Investors Service ("Moody's"), AA by Standard & Poor's Corporation ("Standard & Poor's" or "S&P") or the equivalent by other nationally recognized statistical rating organizations (see Appendix A -- "Description of Securities Ratings"). In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that the Fund holds cash or invests in debt securities and money market instruments, the Fund may not achieve its investment objective.

CONVERTIBLE SECURITIES. The Fund generally may not purchase but may acquire (through its holdings in common stocks) convertible securities. These may include corporate notes or preferred stock, but are ordinarily long-term debt obligations convertible at a stated exchange rate into common stock of the issuer. All convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

As with all debt securities, the market value of convertible securities tends to decrease as interests rates rise and, conversely, to increase as interest rates fall. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund generally may not purchase but may acquire (through its holdings in common stocks) securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the transaction. The purchase price and the interest rate payable, if any, are fixed on the purchase commitment date or at the time the settlement date is fixed. The securities so purchased are subject to market fluctuation, and no income accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it must record the transaction and reflect the value of such securities each day in determining its net asset value. At the time it is received, a when-issued security may be valued at less than its purchase price. The Fund must make commitments for such when-issued transactions only when it intends to acquire the securities. To facilitate such purchases, the Fund must earmark or segregate liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund must meet its obligations from maturities or sales of the securities held in the segregated account or from cash on hand.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Securities may be illiquid because they are unlisted or subject to legal restrictions on resale, or due to other factors which, in the Adviser's opinion, raise questions concerning the Fund's ability to liquidate the securities in a timely and orderly manner without substantial loss. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the Fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may be resold in a liquid dealer or institutional trading market, but the Fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the Fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

REPURCHASE AGREEMENTS. From time to time, the Fund may enter into repurchase agreements with qualified banks or securities broker-dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation for a relatively short period (usually not more than seven days), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities is monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

The Fund only enters into repurchase agreements involving U.S. government obligations, or obligations of its agencies or instrumentalities, usually for a period of seven days or less. The term of each of the Fund's repurchase agreements is always less than one year and the Fund does not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

WARRANTS AND RIGHTS. The Fund generally may not purchase but may acquire (through its holdings in common stocks) warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

LENDING. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or U.S. government obligations, with the Fund's custodian in an amount at least equal to the market value of the loaned securities.

BORROWING. The Fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the Fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease Fund performance by increasing transaction expenses.

The Fund may deal with unpredictable cash flows by borrowing money. Through such borrowings the Fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the Fund's performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the Fund will liquidate portfolio securities in an orderly manner to repay the borrowed money.

To the extent that the Fund borrowed money prior to selling securities, the Fund would be leveraged such that the Fund's net assets may appreciate or depreciate in value more than an unleveraged portfolio of similar securities. Since substantially all of the Fund's assets will fluctuate in value and the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns which the Fund earns on portfolio securities. Under adverse conditions, the Fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

                                  FUND POLICIES

FUNDAMENTAL POLICIES

The Fund has adopted the following fundamental policies for the protection of shareholders that may not be changed without the approval of a majority of the Fund's outstanding shares, defined in the 1940 Act as the lesser of (i) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. Under these policies, THE FUND MAY NOT:

1. Borrow money, except as permitted under the 1940 Act and as interpreted or modified by a regulatory authority having jurisdiction from time to time;

2. Issue senior securities, except as permitted under the 1940 Act and as interpreted by a regulatory authority having jurisdiction from time to time;

3. Purchase physical commodities or contracts relating to physical commodities;

4. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities;

5. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities;

6. Make loans to other persons except (i) loans of portfolio securities, and
(ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

7. Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time, except that the Fund will concentrate its investments in the banking industry.

NONFUNDAMENTAL POLICIES

In addition to the fundamental policies stated above, the Board voluntarily has adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders. Accordingly, the Fund may not:

1. Invest for the purpose of exercising control over management of any company;

2. Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the 1940 Act;

3. Invest more than 15% of the value of its net assets in illiquid securities;
or

4. Invest in 10% or more of any class of voting securities of a state member bank or bank holding company (as defined by the Board of Governors of the Federal Reserve System).

Under normal market circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions. The Board will provide shareholders with at least 60 days' prior notice of any change in the Fund's 80% investment policy.

If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund's portfolio securities. The policies relating to the disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports and as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Company may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available to its third-party service providers, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; Deloitte & Touche LLP, the Fund's independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and GCom(2)Solutions, the financial printer. These service providers are required to keep such information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund's portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Fund), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Fund. The Company currently discloses the Fund's portfolio holdings information to Morningstar and Thompson Financial monthly, the next business day after the date of the information. A designated officer of the Adviser must authorize the disclosure of the Fund's portfolio holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Board of Directors of the Company at the quarterly Board meeting following the violation.

                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                    IN
                                               TERM OF                                             FUND            OTHER
                              POSITION(S)    OFFICE AND                                           COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS, AND DATE      HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
         OF BIRTH                 FUND     TIME SERVED(1)           DURING PAST 5 YEARS          DIRECTOR *      DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky               Director   1988 to present  Since 1969, Director and Vice            17      Director, Comcast
Comcast Corporation                                         Chairman, Comcast Corporation                       Corporation
1500 Market Street,                                         (cable television and
35th Floor                                                  communications); Director, NDS
Philadelphia, PA 19102                                      Group PLC (provider of systems and
DOB: 7/16/33                                                applications for digital pay TV).
-------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                Director   1988 to present  Since 2000, Vice President, Fox          17              None
Fox Chase Cancer Center                                     Chase Cancer Center (biomedical
333 Cottman Avenue                                          research and medical care); prior
Philadelphia, PA 19111                                      to 2000, Executive Vice President,
DOB: 12/06/35                                               Fox Chase Cancer Center.
-------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman              Director   1991 to present  Since December 2000, Director,           17              None
106 Pierrepont Street                                       Gabelli Partners, L.P. (an
Brooklyn, NY 11201                                          investment partnership); Chief
DOB: 5/21/48                                                Operating Officer and member of the
                                                            Board of Directors of Outercurve
                                                            Technologies (wireless enabling
                                                            services) until April 2001; Chief
                                                            Operating Officer and member of the
                                                            Executive Operating Committee of
                                                            Warburg Pincus Asset Management,
                                                            Inc.; Executive Officer and
                                                            Director of Credit Suisse Asset
                                                            Management Securities, Inc.
                                                            (formerly Counsellors Securities,
                                                            Inc.) and Director/Trustee of
                                                            various investment companies
                                                            advised by Warburg Pincus Asset
                                                            Management, Inc. until September
                                                            15, 1999; Prior to 1997, Managing
                                                            Director of Warburg Pincus Asset
                                                            Management, Inc.

-------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg             Director   1991 to present  Since 1974, Chairman, Director and       17         Director, Moyco
Moyco Technologies, Inc.                                    President, Moyco Technologies, Inc.                  Technologies,
200 Commerce Drive                                          (manufacturer of precision coated                        Inc.
Montgomeryville, PA 18936                                   and industrial abrasives). Since
DOB: 3/24/34                                                1999, Director, Pennsylvania
                                                            Business Bank.

-------------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED DIRECTORS(2)

-------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                Director   1991 to present  Since July 2002, Senior Vice             17              None
Oppenheimer & Company, Inc.                                 President and prior thereto,
200 Park Avenue                                             Executive Vice President of
New York, NY 10166                                          Oppenheimer & Co., Inc., formerly
DOB: 4/16/38                                                Fahnestock & Co., Inc. (a
                                                            registered broker-dealer).
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                    IN
                                               TERM OF                                             FUND            OTHER
                              POSITION(S)    OFFICE AND                                           COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS, AND DATE      HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
         OF BIRTH                 FUND     TIME SERVED(1)           DURING PAST 5 YEARS          DIRECTOR *      DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall              Director   2002 to present  Director of PFPC Inc. from January       17              None
400 Bellevue Parkway                                        1987 to April 2002, Chairman and
Wilmington, DE 19809                                        Chief Executive Officer of PFPC
DOB: 9/25/38                                                Inc. until April 2002, Executive
                                                            Vice President of PNC Bank,
                                                            National Association from October
                                                            1981 to April 2002, Director of
                                                            PFPC International Ltd. (financial
                                                            services) from August 1993 to April
                                                            2002, Director of PFPC
                                                            International (Cayman) Ltd.
                                                            (financial services) from September
                                                            1996 to April 2002; Governor of the
                                                            Investment Company Institute
                                                            (investment company industry trade
                                                            organization) from July 1996 to
                                                            January 2002; Director of PNC Asset
                                                            Management, Inc. (investment
                                                            Advisory) from September 1994 to
                                                            March 1998; Director of PNC
                                                            National Bank from October 1995 to
                                                            November 1997; Director of Haydon
                                                            Bolts, Inc. (bolt manufacturer) and
                                                            Parkway Real Estate Company
                                                            (subsidiary of Haydon Bolts, Inc.)
                                                            since 1984.

-------------------------------------------------------------------------------------------------------------------------------
                                                OFFICER(S) WHO ARE NOT DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                President   1991 to present  Certified Public Accountant; Vice       N/A               N/A
400 Bellevue Parkway              and            and        Chairman of the Board, Fox Chase
4th Floor                      Treasurer   1988 to present  Cancer Center; Trustee Emeritus,
Wilmington, DE 19809                                        Pennsylvania School for the Deaf;
DOB: 6/29/24                                                Trustee Emeritus, Immaculata
                                                            University; President or Vice
                                                            President and Treasurer of various
                                                            investment companies advised by
                                                            subsidiaries of PNC Bank Corp. from
                                                            1981 to 1997; Managing General
                                                            Partner, President since 2002,
                                                            Treasurer since 1981 and Chief
                                                            Compliance Officer since September
                                                            2004 of Chestnut Street Exchange
                                                            Fund; Director of the Bradford
                                                            Funds, Inc. from 1996 to 2000.

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                    IN
                                               TERM OF                                             FUND            OTHER
                              POSITION(S)    OFFICE AND                                           COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS, AND DATE      HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
         OF BIRTH                 FUND     TIME SERVED(1)           DURING PAST 5 YEARS          DIRECTOR *      DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
Lisa M. King                   Secretary   2003 to present  Since 2000, Vice President and          N/A               N/A
301 Bellevue Parkway                                        Counsel, PFPC Inc. (financial
2nd Floor                                                   services company); Associate,
Wilmington, DE  19809                                       Stradley, Ronon, Stevens & Young,
DOB: 1/27/68                                                LLC (law firm) from 1996 to 2000.

-------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA      Chief      Since 2004     Senior Legal Counsel, PFPC Inc.         N/A               N/A
Vigilant Compliance            Compliance                   from 2002 to 2004; Chief Legal
186 Dundee Drive, Suite 700      Officer                    Counsel, Corviant Corporation
Williamstown, NJ 08094                                      (Investment Adviser, Broker-Dealer
DOB: 12/25/62                                               and Service Provider to Investment
                                                            Advisers and Separate Accountant
                                                            Providers) from 2001 to 2002;
                                                            Partner, Pepper Hamilton LLP (law
                                                            firm) from 1997 to 2001.
-------------------------------------------------------------------------------------------------------------------------------

* Each director oversees seventeen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.
--------------------------------------------------------------------------------

(1) Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

(2) Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc. and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act and the remaining four of whom are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Board has an Audit Committee comprised of the following Independent Directors: Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2004.

EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised of the following Independent Directors: Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2004.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised of the following Independent Directors: Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2004.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2004.

                                                                       AGGREGATE DOLLAR RANGE OF
                                                                       EQUITY SECURITIES IN ALL
                                                                    REGISTERED INVESTMENT COMPANIES
                                    DOLLAR RANGE OF                 OVERSEEN BY DIRECTOR WITHIN THE
 NAME OF DIRECTOR            EQUITY SECURITIES IN THE FUND          FAMILY OF INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------
                                       DISINTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------
Julian A. Brodsky                         N/A                                    NONE

Francis J. McKay                          N/A                                OVER $100,000

Arnold M. Reichman                        N/A                                OVER $100,000

Marvin E. Sternberg                       N/A                                    NONE

----------------------------------------------------------------------------------------------------
                                        INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------
J. Richard Carnall                        N/A                                    NONE

Robert Sablowsky                          N/A                                OVER $100,000

DIRECTORS' COMPENSATION

      During the fiscal year ended August 31, 2004, the Company paid each Director at the rate of $15,000 annually and $1,250 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with such meeting. In addition, the Chairman of the Board received an additional fee of $6,000 for his services in this capacity for the fiscal year ended August 31, 2004. Effective September 1, 2004, each Director receives $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that is not held in conjunction with such meeting. In addition, the Chairman of the Board will receive an additional fee of $6,600 per year for his services in this capacity. Directors continue to be reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the fiscal year ended August 31, 2004, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

                                                               PENSION OR                              TOTAL
                                                               RETIREMENT          ESTIMATED        COMPENSATION
                                           AGGREGATE        BENEFITS ACCRUED         ANNUAL        FROM FUND AND
                                         COMPENSATION        AS PART OF FUND     BENEFITS UPON      FUND COMPLEX
NAME OF DIRECTOR                        FROM REGISTRANT         EXPENSES           RETIREMENT    PAID TO DIRECTORS
------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Julian A. Brodsky, Director                 $23,750                N/A                N/A             $23,750

                                                               PENSION OR                              TOTAL
                                                               RETIREMENT          ESTIMATED        COMPENSATION
                                           AGGREGATE        BENEFITS ACCRUED         ANNUAL        FROM FUND AND
                                         COMPENSATION        AS PART OF FUND     BENEFITS UPON      FUND COMPLEX
NAME OF DIRECTOR                        FROM REGISTRANT         EXPENSES           RETIREMENT    PAID TO DIRECTORS
------------------------------------------------------------------------------------------------------------------
Francis J. McKay, Director                  $25,000                N/A                N/A             $25,000

Arnold M. Reichman, Director                $23,750                N/A                N/A             $23,750

Marvin E. Sternberg, Director               $23,750                N/A                N/A             $23,750

------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

J. Richard Carnall, Director and
Chairman                                    $29,750                N/A                N/A             $29,750

Robert Sablowsky, Director                  $23,750                N/A                N/A             $23,750

As of December 31, 2004, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee (currently limited to Edward J. Roach). By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

      The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund's Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and solely in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund's investment and the rights of shareholders in its determination on voting portfolio securities. The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Predecessor Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-444-1854 and by visiting the SEC website at HTTP://WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of August 17, 2005, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Company indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

--------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENTAGE OF
FUND NAME                               SHAREHOLDER NAME AND ADDRESS                             SHARES OWNED
---------                               ----------------------------                             ------------
--------------------------------------------------------------------------------------------------------------
Schneider Small Cap Value Fund          CHARLES SCHWAB & CO INC
                                        SPECIAL CUST A/C FOR BENE OF CUST
                                        ATTN MUTUAL FUNDS                                             26%
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------------------
Schneider Small Cap Value Fund          URSINUS COLLEGE ENDOWMENT FUND
                                        ATT MARY MULHOLLAND
                                        P O BOX 1000                                                  17%
                                        COLLEGEVILLE PA 19426-1000
--------------------------------------------------------------------------------------------------------------
Schneider Small Cap Value Fund          JOHN FREDERIC LYNESS
                                        81 HILLCREST AVE
                                        SUMMIT NJ 07901-2012                                           6%
--------------------------------------------------------------------------------------------------------------
Schneider Small Cap Value Fund          SCM RETIREMENT PLAN
                                        PROFIT SHARING PLAN
                                        460 E SWEDESFORD RD STE 1080                                   6%
                                        WAYNE PA 19087-1801
--------------------------------------------------------------------------------------------------------------
Schneider Small Cap Value Fund          PFPC TRUST COMPANY CUST FBO
                                        ARNOLD C SCHNEIDER III
                                        SEP IRA                                                        5%
                                        826 TURNBRIDGE RD
                                        WAYNE PA 19087-2070
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Schneider Value Fund                    SEI PRIVATE TRUST COMPANY
                                        C/O FRANKLIN STREET TRUST
                                        ONE FREEDOM VALLEY DR                                         15%
                                        OAKS PA 19456
--------------------------------------------------------------------------------------------------------------
Schneider Value Fund                    NATIONAL INVESTOR SERVICES
                                        55 WATER STREET,32ND FLOOR
                                        NEW YORK NY 10041                                              9%
                                        NEW YORK NY 10041-0004
--------------------------------------------------------------------------------------------------------------
Schneider Value Fund                    GLENN E BECKER, JOHN W REX
                                        CHRISTOPHER J DAVIS TTEES
                                        WILLIAM DEKRAFF TRUST                                          6%
                                        C/O GERMANTOWN ACADEMY ENDOWMENT
                                        PO BOX 287
                                        FORT WASHINGTON PA 19034
--------------------------------------------------------------------------------------------------------------
Schneider Value Fund                    GREATER KANSAS CITY COMMUNITY FNDN
                                        1055 BROADWAY ST STE 130
                                        KANSAS CITY MO 64105-1595                                      5%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENTAGE OF
FUND NAME                               SHAREHOLDER NAME AND ADDRESS                             SHARES OWNED
---------                               ----------------------------                             ------------
--------------------------------------------------------------------------------------------------------------
Bogle Small Cap Growth Fund             NATIONAL INVESTOR SERVICES FBO
(Investor Class)                        55 WATER STREET, 32nd FLOOR
                                        NEW YORK NY 10041                                              8%
                                        NEW YORK NY 10041-3299
--------------------------------------------------------------------------------------------------------------
Bogle Small Cap Growth Fund             CHARLES SCHWAB & CO INC
(Institutional Class)                   SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS
                                        ATTN MUTUAL FUNDS                                             53%
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------------------
Bogle Small Cap Growth Fund             AMA US EQUITY MASTER FUND LP
(Institutional Class)                   3801 PGA BLVD STE 555                                         17%
                                        PALM BEACH GARDENS FL 33410
--------------------------------------------------------------------------------------------------------------
Bogle Small Cap Growth Fund             SEI PRIVATE TRUST CO.
(Institutional Class)                   C/O SUNTRUST
                                        ATTN: MUTUAL FUNDS ADMINISTRATOR                              11%
                                        ONE FREEDOM VALLEY DRIVE
                                        OAKS, PA 19456
--------------------------------------------------------------------------------------------------------------
Bogle Small Cap Growth Fund             AMERICAN TRUST CENTER
(Institutional Class                    1151 3RD AVE W
                                        DICKINSON ND 58601-3804                                        5%
--------------------------------------------------------------------------------------------------------------
Robeco WPG Large Cap Growth Fund        CHARLES SCHWAB & CO INC
(Institutional)                         REINVEST ACCOUNT
                                        ATTN: MUTUAL FUNDS DEPT                                       10%
                                        101 MONTGOMERY STREET
                                        SAN FRANCISCO CA 94101-0000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Robeco WPG Tudor Fund                   CHARLES SCHWAB & CO INC
(Institutional)                         REINVEST ACCOUNT
                                        ATTN: MUTUAL FUNDS DEPT                                        6%
                                        101 MONTGOMERY STREET
                                        SAN FRANCISCO CA 94101-0000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Robeco WPG Core Bond Fund               PARBANC CO
(Institutional)                         514 MARKET ST
                                        PARKERSBURG WV 26101-5144                                     25%
--------------------------------------------------------------------------------------------------------------
Robeco WPG Core Bond Fund               SEI PRIVATE TRUST CO
(Institutional)                         C/O M&T BANK
                                        1 FREEDOM VALLEY DR                                           19%
                                        OAKS PA 19456
--------------------------------------------------------------------------------------------------------------
Robeco WPG Core Bond Fund               CHARLES SCHWAB & CO INC
(Institutional)                         REINVEST ACCOUNT
                                        101 MONTGOMERY STREET                                         15%
                                        SAN FRANCISCO CA 94101-0000
--------------------------------------------------------------------------------------------------------------
Robeco WPG Core Bond Fund               HOTEL EMPLOYEES & RESTAURANT
(Institutional)                         EMPLOYEES UNION LCL #54 PENSION PLN
                                        TAFT-HARTLEY TRUST - PENSION PLAN                              7%
                                        ATTN BILL KIRKWOOD
                                        203-205 N SOVEREIGN AVENUE
                                        ATLANTIC CITY NJ 08401
--------------------------------------------------------------------------------------------------------------
Robeco WPG Core Bond Fund               LOUIS BERKOWITZ FAMILY FOUNDATION
(Institutional)                         1 HUNTINGTON QUADRANGLE STE 2512
                                        MELVILLE NY 11747                                              5%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENTAGE OF
FUND NAME                               SHAREHOLDER NAME AND ADDRESS                             SHARES OWNED
---------                               ----------------------------                             ------------
--------------------------------------------------------------------------------------------------------------
Robeco Boston Large Cap Value Fund      CHARLES SCHWAB & CO INC
(Institutional)                         SPECIAL CUSTODY ACCOUNT FOR
                                        BENE OF CUST                                                  54%
                                        ATTN MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------------------
Robeco Boston Large Cap Value Fund      NORTHERN TRUST CO TTEE FBO RABBI
(Institutional)                         TRUST FOR LADD FURNITURE INC
                                        EXECUTIVE RETIREMENT PLAN                                      9%
                                        PO BOX 92956
                                        CHICAGO IL 60675
--------------------------------------------------------------------------------------------------------------
Robeco Boston Large Cap Value Fund      CITY OF MANCHESTER NH
(Institutional)                         CEMETERY TRUST
                                        1000 ELM ST                                                    8%
                                        MANCHESTER NH 03101-1730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Robeco Boston Large Cap Value Fund      NATIONAL INVESTOR SERVICES
(Institutional)                         55 WATER STREET,32ND FLOOR
                                        NEW YORK NY 10041                                              7%
                                        NEW YORK NY 10041-0004
--------------------------------------------------------------------------------------------------------------
Robeco Boston Large Cap Value Fund      CITY OF MANCHESTER-OLD SYSTEM
(Institutional)                         KEVIN A CLOUGHERTY-FINANCE DIRECTOR
                                        CITY OF MANCHESTER FINANCE DEPT                                7%
                                        908 ELM ST
                                        MANCHESTER NH 03101-2006
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Robeco Boston Large Cap Value Fund      CHARLES SCHWAB & CO INC
(Investor)                              SPECIAL CUSTODY ACCOUNT FOR
                                        BENE OF CUST                                                  70%
                                        ATTN MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------------------
Robeco Boston Large Cap Value Fund      NATIONAL FINANCIAL SERVICES CORP
(Investor)                              FOR THE EXCLUSIVE BENE OF OUR
                                        CUSTOMERS                                                     22%
                                        ATTN MUTUAL FUNDS 5TH FL
                                        200 LIBERTY ST 1 WORLD FINANCIAL CR
                                        NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Robeco Boston Mid Cap Value Fund        USB
(Institutional)                         CUST SIS OF ORDER OF ST BENE
                                        PO BOX 1787                                                   55%
                                        MILWAUKEE WI 53201-1787
--------------------------------------------------------------------------------------------------------------
Robeco Boston Mid Cap Value Fund        AMERICAN EXPRESS TRUST CO
(Institutional)                         FBO AMERICAN EXPRESS RETIR
                                        SERV PLANS                                                    39%
                                        ATTN PAT BROWN
                                        50534 AXP FINANCIAL CTR
                                        MINNEAPOLIS MN 55474-0505
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENTAGE OF
FUND NAME                               SHAREHOLDER NAME AND ADDRESS                             SHARES OWNED
---------                               ----------------------------                             ------------
--------------------------------------------------------------------------------------------------------------
Robeco Boston Mid Cap Value Fund        CHARLES SCHWAB & CO INC
(Investor)                              SPECIAL CUSTODY ACCOUNT FOR
                                        BENE OF CUST                                                  42%
                                        ATTN MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------------------
Robeco Boston Mid Cap Value Fund        NATIONAL FINANCIAL SVCS CORP
(Investor)                              FOR EXCLUSIVE BENE OF OUR CUSTOMERS
                                        ATTN MUTUAL FUNDS 5TH FLOOR                                   24%
                                        200 LIBERTY ST # CE
                                        NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Robeco Boston Small Cap Value Fund      LAUER & CO
II (Institutional)                      C/O GLENMEDE TRUST COMPANY
                                        ATTN MARIE KNUTTEL                                            11%
                                        PO BOX 58997
                                        PHILADELPHIA PA 19102-8997

--------------------------------------------------------------------------------------------------------------
Robeco Boston Small Cap Value Fund      AMERICAN EXPRESS TRUST CO
II (Institutional)                      FBO AMERICAN EXPRESS RETIR
                                        SERV PLANS                                                    10%
                                        ATTN PAT BROWN
                                        50534 AXP FINANCIAL CTR
                                        MINNEAPOLIS MN 55474-0505
--------------------------------------------------------------------------------------------------------------
Robeco Boston Small Cap Value Fund      NATIONAL FINANCIAL SERVICES CORP
II (Institutional)                      FOR THE EXCLUSIVE BENE OF OUR
                                        CUSTOMERS                                                      7%
                                        ATTN MUTUAL FUNDS 5TH FL
                                        200 LIBERTY ST 1 WORLD FINANCIAL CR
                                        NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------------------
Robeco Boston Small Cap Value Fund      MERCER TRUST COMPANY TTEE
II (Institutional)                      FBO TECO ENERGY GRP RETIREMNT
                                        SERVICE PLAN                                                   6%
                                        ONE INVESTORS WAY
                                        ATTN DCPA TEAM
                                        NORWOOD MA 02062
--------------------------------------------------------------------------------------------------------------
Robeco Boston Small Cap Value Fund      AUSTIN COLLEGE
II (Institutional)                      900 N GRAND SUITE 6F
                                        SHERMAN TX 75090-4440                                          6%
--------------------------------------------------------------------------------------------------------------
Robeco Boston Small Cap Value Fund      STATE STREET BK & TRST CO CUST
II (Institutional)                      FBO GUSTAVUS ADOLPHUS COLLEGE
                                        C/O RICH DAVIS                                                 6%
                                        801 PENNSYLVANIA AVE
                                        5TH FLOOR TOWER 2
                                        ANSAS CITY MO 64105
--------------------------------------------------------------------------------------------------------------
Robeco Boston Small Cap Value Fund      PLUMBERS AND STEAMFITTERS
II (Institutional)                      LOCAL NO 7 PENSION FUND
                                        ROBERT W VALENTY ADMINSTRATOR                                  6%
                                        MARY ELLEN SMITH ASSISTANT ADM
                                        308 WOLF RD
                                        LATHAM NY 12110-4802
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENTAGE OF
FUND NAME                               SHAREHOLDER NAME AND ADDRESS                             SHARES OWNED
---------                               ----------------------------                             ------------
--------------------------------------------------------------------------------------------------------------
Robeco Boston Small Cap Value Fund      HOLLOWBEAM & CO FBO
II (Institutional)                      MAINE HEALTH ACCESS FOUNDATION                                 5%
                                        200 NEWPORT AVE 7TH FLOOR
                                        NORTH QUINCY MA 02171
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Robeco Boston Small Cap Value Fund      CHARLES SCHWAB & CO INC
II (Investor)                           SPECIAL CUSTODY ACCOUNT FOR
                                        BENE OF CUST                                                  43%
                                        ATTN MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------------------
Robeco Boston Small Cap Value Fund      NATIONAL FINANCIAL SERVICES CORP
II (Investor)                           FOR THE EXCLUSIVE BENE OF OUR
                                        CUSTOMERS                                                     31%
                                        ATTN MUTUAL FUNDS 5TH FL
                                        200 LIBERTY ST 1 WORLD FINANCIAL CR
                                        NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------------------
Robeco Boston Small Cap Value Fund      NATIONAL INVESTOR SERVICES
II (Investor)                           55 WATER STREET,32ND FLOOR
                                        NEW YORK NY 10041                                              5%
                                        NEW YORK NY 10041-0004
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Robeco Boston Long-Short Equity         CHARLES SCHWAB & CO INC
Fund (Institutional)                    SPECIAL CUSTODY ACCOUNT FOR
                                        BENE OF CUST                                                  35%
                                        ATTN MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------------------
Robeco Boston Long-Short Equity         NATIONAL FINANCIAL SVCS CORP
Fund (Institutional)                    FOR EXCLUSIVE BENE OF OUR CUSTOMERS
                                        ATTN MUTUAL FUNDS 5TH FLOOR                                   22%
                                        200 LIBERTY ST # CE
                                        NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------------------
Robeco Boston Long-Short Equity         CENTRAL PACIFIC BANK CUST
Fund (Institutional)                    FBO HAWAII CARPENTERS FINANCIAL
                                        SECURITY FUND                                                 13%
                                        C/O CT TRUST SERVICES
                                        80 WEST STREET SUITE 201
                                        RUTLAND VT 05701
--------------------------------------------------------------------------------------------------------------
Robeco Boston Long-Short Equity         NATIONAL INVESTOR SERVICES
Fund (Institutional)                    55 WATER STREET,32ND FLOOR
                                        NEW YORK NY 10041                                              9%
                                        NEW YORK NY 10041-0004
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Robeco Boston Long-Short Equity         NATIONAL FINANCIAL SVCS CORP
Fund (Investor)                         FOR EXCLUSIVE BENE OF OUR CUSTOMERS
                                        200 LIBERTY ST # CE                                           59%
                                        NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------------------
Robeco Boston Long-Short Equity         BEAR STEARNS SECURITIES CORP.
Fund (Investor)                         1 METROTECH CENTER NORTH                                       5%
                                        BROOKLYN NY 11201-3859
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENTAGE OF
FUND NAME                               SHAREHOLDER NAME AND ADDRESS                             SHARES OWNED
---------                               ----------------------------                             ------------
--------------------------------------------------------------------------------------------------------------
Robeco Boston Long-Short Equity         NATIONAL INVESTOR SERVICES
Fund (Investor)                         55 WATER STREET,32ND FLOOR
                                        NEW YORK NY 10041                                              5%
                                        NEW YORK NY 10041-0004
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Robeco Boston All Cap Value Fund        NATIONAL FINANCIAL SVCS CORP
(Institutional)                         FOR EXCLUSIVE BENE OF OUR CUSTOMERS
                                        ATTN MUTUAL FUNDS 5TH FLOOR                                   34%
                                        200 LIBERTY ST # CE
                                        NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------------------
Robeco Boston All Cap Value Fund        BOSTON PARTNERS ASSET MGMT L P
(Institutional)                         ATTN JAN PENNEY
                                        28 STATE ST                                                   33%
                                        BostonTON MA 02109-1775
--------------------------------------------------------------------------------------------------------------
Robeco Boston All Cap Value Fund        PERSHING LLC
(Institutional)                         P.O. BOX 2052                                                 13%
                                        JERSEY CITY, NJ 07303-9998
--------------------------------------------------------------------------------------------------------------
Robeco Boston All Cap Value Fund        PERSHING LLC
(Institutional)                         P.O. BOX 2052                                                  7%
                                        JERSEY CITY, NJ 07303-9998
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Robeco Boston All Cap Value Fund        NATIONAL FINANCIAL SVCS CORP
(Investor)                              FOR EXCLUSIVE BENEFIT OF OUR
                                        CUSTOMERS                                                     37%
                                        RUSS LENNON
                                        200 LIBERTY STREET
                                        NEW YORK, NY 10281
--------------------------------------------------------------------------------------------------------------
Robeco Boston All Cap Value Fund        PERSHING LLC
(Investor)                              P.O. BOX 2052                                                 10%
                                        JERSEY CITY, NJ 07303-9998
--------------------------------------------------------------------------------------------------------------
Robeco Boston All Cap Value Fund        SUSAN L LIPTON
(Investor)                              550 PARK AVE                                                   8%
                                        NEW YORK NY 10021-7369
--------------------------------------------------------------------------------------------------------------
Robeco Boston All Cap Value Fund        NATIONAL INVESTOR SERVICES
(Investor)                              55 WATER STREET,32ND FLOOR
                                        NEW YORK NY 10041                                              6%
                                        NEW YORK NY 10041-0004
--------------------------------------------------------------------------------------------------------------
n/i Numeric Emerging Growth Fund        PUBLIC INST FOR SOCIAL SECURITY
(Investor)                              1001 19TH ST N FL 16                                          19%
                                        ARLINGTON VA 22209-1722
--------------------------------------------------------------------------------------------------------------
n/i Numeric Emerging Growth Fund        MCKINSEY MASTER RETIREMENT TRUST
(Investor)                              C/O MCKINSEY & COMPANY INC
                                        55 EAST 52ND STREET 29TH FLOOR                                16%
                                        NEW YORK NY 10055
--------------------------------------------------------------------------------------------------------------
n/i Numeric Emerging Growth Fund        CHARLES SCHWAB & CO INC
(Investor)                              SPECIAL CUSTODY ACCOUNT FOR THE
                                        EXCLUSIVE BENEFIT OF CUSTOMERS                                14%
                                        ATTN MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENTAGE OF
FUND NAME                               SHAREHOLDER NAME AND ADDRESS                             SHARES OWNED
---------                               ----------------------------                             ------------
--------------------------------------------------------------------------------------------------------------
n/i Numeric Emerging Growth Fund        JANIS CLAFLIN BRUCE FETZER
(Investor)                              AND WINSTON FRANKLIN ROBERT LEHMAN
                                        TRST THE JOHN FETZER INSTITUTE INC                             7%
                                        U/A DTD 06/92 ATTN CHRISTINA ADAMS
                                        9292 W KL AVE
                                        KALAMAZOO MI 49009-5316
--------------------------------------------------------------------------------------------------------------
n/i Numeric Emerging Growth Fund        NATIONAL INVESTOR SERVICES
(Investor)                              55 WATER STREET,32ND FLOOR
                                        NEW YORK NY 10041                                              5%
                                        NEW YORK NY 10041-3299
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
n/i Numeric Growth Fund (Investor)      CITIBANK NORTH AMERICA INC
                                        SARGENT & LUNDY RETIREMENT TRUST
                                        DTD 06/01/96 MUTUAL FUND UNIT                                 34%
                                        3800 CITIBANK CTR BLD B FL 1 ZONE 7
                                        TAMPA FL 33610-9122
--------------------------------------------------------------------------------------------------------------
n/i Numeric Growth Fund (Investor)      CHARLES SCHWAB & CO INC
                                        SPECIAL CUSTODY ACCOUNT FOR THE
                                        EXCLUSIVE BENEFIT OF CUSTOMERS                                25%
                                        ATTN MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
n/i Numeric Mid Cap Fund (Investor)     CHARLES SCHWAB & CO INC
                                        SPECIAL CUSTODY ACCOUNT FOR THE
                                        EXCLUSIVE BENEFIT OF CUSTOMERS                                21%
                                        ATTN MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------------------
n/i Numeric Mid Cap Fund (Investor)     PERSHING LLC
                                        P. O. BOX 2052                                                 7%
                                        JERSEY CITY, NJ 07303-9998
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
n/i Numeric Small Cap Fund              CHARLES SCHWAB & CO INC
(Investor)                              SPECIAL CUSTOCY ACCOUNT FOR THE
                                        EXCLUSIVE BENEFIT OF CUSTOMERS                                50%
                                        ATTN MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------------------
n/i Numeric Small Cap Fund              NATIONAL INVESTOR SERVICES
(Investor)                              55 WATER STREET,32ND FLOOR                                     6%
                                        NEW YORK NY 10041
--------------------------------------------------------------------------------------------------------------
n/i Numeric Small Cap Fund              MCKINSEY MASTER RETIREMENT TRUST
(Investor)                              C/O MCKINSEY & COMPANY INC
                                        55 E 52ND ST 29TH FLOOR                                        6%
                                        NEW YORK NY 10055
--------------------------------------------------------------------------------------------------------------
Sansom Street Money Market Portfolio    SAXON & CO
                                        C/O PNC BANK NA
                                        8800 TINICUM BLVD                                             94%
                                        PHILADELPHIA PA 19153-3111
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENTAGE OF
FUND NAME                               SHAREHOLDER NAME AND ADDRESS                             SHARES OWNED
---------                               ----------------------------                             ------------
--------------------------------------------------------------------------------------------------------------
Sansom Street Money Market Portfolio    PAINEWEBBER
                                        C/O SAL PACE MANAGED ACCT SERVICES                             5%
                                        1200 HARBOR BLVD STE 3
                                        WEEHAWKEN NJ 07086-6728
--------------------------------------------------------------------------------------------------------------

      As of August 17, 2005, Directors and officers as a group owned 2.36% of the Robeco Boston Partners Mid Cap Value Fund - Investor Class, 1.62% of the Robeco Boston Partners Long-Short Equity Fund - Institutional Class, 6.46% of the Schneider Small Cap Value Fund, 3.71% of the Schneider Value Fund and less than 1% of the shares of each other portfolio or class within the Company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

            The Adviser is located at Hilliard Lyons Center, 501 South Fourth Street, Louisville, Kentucky 40202. Hilliard Lyons is a wholly owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"). PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. As of June 30, 2005, the Adviser managed individual, corporate, fiduciary and institutional accounts with assets of approximately $3.1 billion. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      The Adviser has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Company's Board of Directors and in accordance with the Fund's stated policies. The Adviser will select investments for the Fund. For its services to the Fund, the Adviser is entitled to receive a monthly Advisory Fee under the Advisory Agreement computed at an annual rate of 0.60% of the Fund's average daily net assets. There can be no assurance that the Adviser will continue such waiver thereafter.

      The Fund bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the Adviser and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and directors who are not affiliated with the Adviser or Distributor; (j) taxes; (k) interest;
(l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its Advisory Agreement with the portfolio. If the Fund has multiple classes, each class of the Fund pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

      Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The Advisory Agreement was approved on May 25, 2005 by vote of the Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of such parties ("Disinterested Directors"). In connection with such approval, the Board of Directors considered, with the assistance of independent legal counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services to be provided to the Fund and the Adviser's experience and qualifications. Among other items, the Board of Directors also reviewed and considered: (1) a report on the Fund's advisory fee structure; (2) a report on the expected assets, Advisory Fee and expense reimbursements for the Fund; (3) a report comparing: (i) the contractual management fee for the Fund to that of comparable funds, and (ii) the estimated expenses for the Fund to those of its peer group; and (4) a report on soft dollar commissions which included information on the types of research and services expected to be obtained by the Adviser in connection with soft dollar commissions. Additional information on soft dollar arrangements and commissions are described under "Portfolio Transactions and Brokerage."

      After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Fund. The Board of Directors also concluded that based on the services that the Adviser would provide to the Fund under the Advisory Agreement and the estimated expenses to be incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Company to approve the Advisory Agreement.

      Unless sooner terminated pursuant to its terms, the Advisory Agreement shall continue until August 16, 2006. Thereafter, if not terminated, the Advisory Agreement shall continue for successive annual periods ending August 16, provided such continuance is specifically approved at least annually (a) by vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Adviser. The Advisory Agreement may also be terminated by the Adviser on 60 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment.

      The Adviser also served as investment adviser to the Predecessor Fund. As compensation for its services to the Predecessor Fund, the Adviser was entitled to receive a monthly advisory fee computed at an annual rate of 0.60% of the Predecessor Fund's average daily net assets. The advisory fees paid by the Predecessor Fund, including waivers and reimbursements, for the past three fiscal years were as follows:

      --------------------------------------------------------------------------
                                      ADVISORY FEES
                                   (AFTER WAIVERS AND
                                     REIMBURSEMENTS)     WAIVERS  REIMBURSEMENTS
      --------------------------------------------------------------------------
      For the fiscal year ended
      June 30, 2005                    $1,396,663         $-0-         $-0-
      --------------------------------------------------------------------------
      For the year ended
      June 30, 2004                    $1,022,886         $-0-         $-0-
      --------------------------------------------------------------------------
      For the fiscal year ended
      June 30, 2003                    $  380,538         $-0-         $-0-
      --------------------------------------------------------------------------

      PORTFOLIO MANAGER

      OTHER ACCOUNTS. As of the Predecessor Fund's fiscal year ended June 30, 2005, Alan F. Morel was not responsible for the day-to-day portfolio management for any portfolios or accounts other than the Fund's portfolio.

      DESCRIPTION OF COMPENSATION. As of June 30, 2005, Mr. Morel's compensation was calculated quarterly based on a fixed percentage of the Fund's investment advisory fee, which is based on the average daily net assets of the Fund.

      SECURITIES OWNERSHIP. As of June 30, 2005, Mr. Morel beneficially owned $10,001 - $50,000 of equity securities in the Predecessor Fund.

CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.

      PFPC Trust Company, which is affiliated with the Adviser, with corporate offices at 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (the "Custodian") serves as the custodian of the Fund's assets pursuant to a custodian agreement between the Custodian and the Company dated August 16, 1988, as amended and supplemented (the "Custodian Agreement"). Under the Custodian Agreement, the Custodian (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, and (e) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a minimum monthly fee of $1,000, excluding transaction charges and out-of-pocket expenses.

      PFPC, which is affiliated with the Adviser, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Trust Company, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Fund. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a monthly fee at the annual rate of $10 per account in the Fund, with a minimum monthly fee of $3,000, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

      PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Company's Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

DISTRIBUTION AGREEMENT.

      PFPC Distributors, which is affiliated with the Adviser, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Fund pursuant to the terms of a distribution agreement dated as of January 2, 2001, as supplemented (the "Distribution Agreement") entered into by PFPC Distributors and the Company. Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate efforts to solicit orders for the sale of fund shares. The offering of the shares is continuous. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Fund.

      PFPC Distributors provides certain administrative services to the Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement between the Company and PFPC Distributors. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports.

DISTRIBUTION PLAN.

      On May 25, 2005, the Board of Directors of the Company, including a majority of those Directors who are not "interested Persons" (as defined in the 1940 Act), approved a Distribution Plan and related agreements (the "Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays PFPC Distributors for its services as the distributor of the Fund's shares. Such payments may be used by PFPC Distributors for any activities or expenses primarily intended to result in the sale of Fund shares, including compensation to financial institutions, including the Adviser and its affiliates ("Shareholder Organizations"), advertising, marketing and distributing the Fund's shares and/or for personal liaison and/or administrative support services provided to shareholders. PFPC Distributors receives, pursuant to the terms of the Plan, reimbursement for distribution expenses actually incurred, up to 0.60% on an annualized basis of the average daily net assets of the Fund and that may be carried forward from one quarter to next if the amount is not sufficient to reimburse the Distributor. If the amount reimbursed is insufficient to pay the expenses of distribution, Hilliard Lyons bears the additional expenses.

      Services performed by Shareholder Organizations may include: (i) printing and distributing copies of any prospectuses and annual and interim reports of the Fund (after the Fund has prepared and set in type such materials) that are used by Hilliard Lyons or brokers, dealers and other financial intermediaries who may have a selling agreement with Hilliard Lyons (collectively referred to as "Intermediaries") in connection with the offering of the Fund's shares; (ii) preparing, printing or otherwise manufacturing and distributing any other literature or materials of any nature used by Hilliard Lyons and Intermediaries in connection with promoting, distributing or offering the Fund's shares; (iii) advertising, promoting and selling the Fund's shares to broker-dealers, banks and the public; (iv) distribution-related overhead and the provision of information programs and shareholder services with compensating Intermediaries for (a) selling the Fund's shares and (b) providing personal services to shareholders and the maintenance of shareholder accounts including paying interest on and incurring other carrying costs on funds borrowed to pay such initial outlays; and (vi) acting as agent for the Fund in connection with implementing the Plan..

      Among other things, the Plan provides that: (1) PFPC Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company's Directors, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares under the Plan shall not be materially increased without shareholder approval; and (4) while the Plan remains in effect, the selection and nomination of the Company's Directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not "interested persons" of the Company. For the fiscal year ended June 30, 2005, the Fund paid Hilliard Lyons $790,520, under the Distribution Plan, all of which was for compensation to Hilliard Lyons and/or Intermediaries for (a) selling the Fund's shares and
(b) providing personal services to shareholders and the maintenance of shareholder accounts including paying interest on and incurring other carrying costs on funds borrowed to pay such initial outlays.

      Fees payable under the Plan are separate from and in addition to any Fund payments described herein for administration, fund accounting, transfer agency and/or other services.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS.

      PFPC also serves as administrator and fund accounting agent to the Fund pursuant to an Administration and Accounting Services Agreement dated August 1, 2002 (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of PFPC's gross negligence. For its services to the Fund, PFPC is entitled to receive a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum monthly fee of $8,333.

      PFPC also served as administrator and fund accounting agent to the Predecessor Fund. The asset based fee for administrative and accounting services for the Predecessor Fund was 0.11% of the first $250 million of average daily net assets; 0.08% of the next $250 million of average daily net assets; 0.06% of the next $250 million of average daily net assets; and 0.04% of the average daily net assets in excess of $750 million. The administration and accounting fees, including waivers and reimbursements for the past three fiscal years paid by the Predecessor Fund to PFPC were as follows:

      --------------------------------------------------------------------------
                                  ADMINISTRATION AND
                                    ACCOUNTING FEES
                                  (AFTER WAIVERS AND
                                    REIMBURSEMENTS)     WAIVERS   REIMBURSEMENTS
      --------------------------------------------------------------------------
      For the fiscal year ended
      June 30, 2005                    $256,053          $-0-          $-0-
      --------------------------------------------------------------------------
      For the fiscal year ended
      June 30, 2004                    $187,529          $-0-          $-0-
      --------------------------------------------------------------------------
      For the fiscal year ended
      June 30, 2003                    $100,811          $-0-          $-0-
      --------------------------------------------------------------------------

      The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

      On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Fund's annual post-effective amendment filing and supplements to the Fund's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company. The Predecessor Fund also had a Regulatory Administration Services Agreement with PFPC.

                             PORTFOLIO TRANSACTIONS

      Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

      The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. The research may be used by the Adviser for all of its accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser, as applicable, to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.

      The aggregate brokerage commissions paid by Predecessor Fund for three most recent fiscal years ended June 30 were as follows:

      --------------------------------------------------------------------------
                                                         BROKERAGE COMMISSIONS
      --------------------------------------------------------------------------
      For the fiscal year ended June 30, 2005            $239,781
      --------------------------------------------------------------------------
      For the fiscal year ended June 30, 2004            $182,121
      --------------------------------------------------------------------------
      For the fiscal year ended June 30, 2003            $164,996
      --------------------------------------------------------------------------

      For the fiscal year ended June 30, 2005, the Fund paid no commissions to brokers on account of research services.

PORTFOLIO TURNOVER

      The Fund does not seek to realize profits by participating in short-term market movements and intends to purchase securities for long-term capital appreciation. However, portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. The Predecessor Fund's portfolio turnover rate was 51.01% and 19.90% for the fiscal years ended June 30, 2004 and 2005, respectively. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are all securities with maturities of one year or less when purchased by the Fund.

                       PURCHASE AND REDEMPTION INFORMATION

      Read the Fund's Prospectus for information regarding the purchase and redemption of Fund shares, including any applicable sales charges. The following information supplements information in the Fund's Prospectus.

      You may purchase shares through an account maintained by J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons") or other brokerage firms, financial institutions and industry professions ("Service Organizations"). The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's NAV. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time: including, without limitation, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any portfolio from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1985, as amended (the "Code"); or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

      The computation of the hypothetical offering price per share, based on the value of the Predecessor Fund's net assets on June 30, 2005 and the Fund's shares outstanding on such date is as follows:

Net Assets ......................................................   $231,651,047

Outstanding Shares ..............................................   $ 14,357,260

NAV per Share ...................................................   $      16.13

Maximum Offering Price to Public ................................   $      16.50

      CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividend and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is waived in the event of (a) the death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder, (b) a lump sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or (c) systematic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old. The Fund applies the waiver for death or disability to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares of a joint tenant with the right of survivorship or as a tenant in common.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

      The Fund's shares are offered to the public at NAV plus a front-end sales charge. You can reduce or eliminate the front-end sales charge on shares of the Fund as follows:

      QUANTITY DISCOUNTS. Purchases of at least $500,000 can reduce the sales charges you pay, and purchases of at least $1,000,000 can eliminate the sales charges you pay.

      COMBINED PURCHASE PRIVILEGE. The following purchases may be combined for purposes of determining the "Amount of Purchase": (a) individual purchases, if made at the same time, by a single purchaser, the purchaser's spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a Company, as defined in Section 2(a)(8) of the 1940 Act, solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts.

      ACCUMULATED PURCHASES. If you make an additional purchase of Fund shares, you can count previous shares purchased and still invested in the Fund in calculating the applicable sales charge on the additional purchase.

      LETTER OF INTENT. You can sign a Letter of Intent committing to purchase at least $500,000 (or $1,000,000) in Fund shares within a 13-month period to combine such purchases in calculating the sales charge. A portion of your Fund shares will be held in escrow. If you complete your purchase commitments as stated in the Letter of Intent, your Fund shares held in escrow will be released to your account. If you do not fulfill the Letter of Intent, the appropriate amount of Fund shares held in escrow will be redeemed to pay the sales charges that were not applied to your purchases.

DEALER REALLOWANCES

      As shown in the table below, PFPC Distributors, Inc., the Distributor for the shares of the Fund, may provide dealer reallowances up to the full sales charge for purchases of the Fund's shares in which a front-end sales charge is applicable.

                                                        MAXIMUM SALES CHARGE
                                                      ALLOWED TO DEALERS AS A
            AMOUNT OF PURCHASE                      PERCENTAGE OF OFFERING PRICE
--------------------------------------------------------------------------------

Less than $500,000                                              2.25%

At least $500,000 but less than $1,000,000                      1.75%

$1,000,000 or greater                                           0.00%

                               VALUATION OF SHARES

      Subject to the approval of the Company's Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Fair Market Value Committee under the direction of the Company's Board of Directors.

                                      TAXES

      The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, and to distribute its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. In addition, a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from (1) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies, and (2) net income derived from an interest in a qualified publicly traded partnership. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership (other than a qualified publicly traded partnership as defined by 851(h) of the Code) or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Fund's earnings, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes with respect to the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.373 billion shares have been classified into 102 classes as shown in the table below, however, the Company only has 24 active share classes that have begun investment operations. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

                                               NUMBER OF                                                        NUMBER OF
                                              AUTHORIZED                                                       AUTHORIZED
CLASS OF COMMON STOCK                      SHARES (MILLIONS)      CLASS OF COMMON STOCK                     SHARES (MILLIONS)
------------------------------------------------------------      -----------------------------------------------------------
A (Growth & Income)                                100            BBB                                               100
B                                                  100            CCC                                               100
C (Balanced)                                       100            DDD (Robeco Boston Partners
                                                                  Institutional Small Cap Value Fund II)            100
D  (Tax-Free)                                      100            EEE (Robeco Boston Partners Investors
                                                                  Small Cap Value Fund II)                          100
E (Money)                                          500            FFF                                               100
F (Municipal Money)                                500            GGG                                               100
G (Money)                                          500            HHH                                               100
H (Municipal Money)                                500            III (Robeco Boston Partners Long/Short
                                                                  Equity-Institutional Class)                       100
I (Sansom Money)                                 1,500            JJJ (Robeco Boston Partners Long/Short
                                                                  Equity-Investor Class)                            100
J (Sansom Municipal Money)                         500            KKK (Robeco Boston Partners Funds)                100
K (Sansom Government Money)                        500            LLL (Robeco Boston Partners Funds)                100
L (Bedford Money)                                1,500            MMM (n/i numeric Small Cap Value)                 100

                                               NUMBER OF                                                        NUMBER OF
                                              AUTHORIZED                                                       AUTHORIZED
CLASS OF COMMON STOCK                      SHARES (MILLIONS)      CLASS OF COMMON STOCK                     SHARES (MILLIONS)
------------------------------------------------------------      -----------------------------------------------------------
M (Bedford Municipal Money)                        500            NNN (Bogle Investment Management Small
                                                                  Cap Growth - Institutional Class)                 100
N (Bedford Government Money)                       500            OOO (Bogle Investment Management Small
                                                                  Cap Growth - Investor Class)                      100
O (Bedford N.Y. Money)                             500            PPP (Schneider Value Fund)                        100
P (RBB Government)                                 100            QQQ (Institutional Liquidity Fund for           2,500
                                                                  Credit Unions)
Q                                                  100            RRR (Liquidity Fund for Credit Unions)          2,500
R (Municipal Money)                                500            SSS (Robeco WPG Core Bond Fund -                  100
                                                                  Retirement Class)
S (Government Money)                               500            TTT (Robeco WPG Core Bond Fund -                   50
                                                                  Institutional Class)
T                                                  500            UUU (Robeco WPG Tudor Fund -                       50
                                                                  Institutional Fund)
U                                                  500            VVV (Robeco WPG Large Cap Growth Fund -            50
                                                                  Institutional Class)
V                                                  500            WWW (Senbanc Fund)                                 50
                                                                  Select (Money)                                    700
W                                                  100            Beta 2 (Municipal Money)                            1
X                                                   50            Beta 3 (Government Money)                           1
Y                                                   50            Beta 4 (N.Y. Money)                                 1
Z                                                   50            Principal Class (Money)                           700
AA                                                  50            Gamma 2 (Municipal Money)                           1
BB                                                  50            Gamma 3 (Government Money)                          1
CC                                                  50            Gamma 4 (N.Y. Money)                                1
DD                                                 100            Bear Stearns Money                              2,500
EE                                                 100            Bear Stearns Municipal Money                    1,500
FF (n/i numeric Emerging Growth)                    50            Bear Stearns Government Money                   1,000
GG (n/i numeric Growth)                             50            Delta 4 (N.Y. Money)                                1
HH (n/i numeric Mid Cap)                            50            Epsilon 1 (Money)                                   1
II (Baker 500 Growth Fund)                         100            Epsilon 2 (Municipal Money)                         1
JJ (Baker 500 Growth Fund)                         100            Epsilon 3 (Government Money)                        1
KK                                                 100            Epsilon 4 (N.Y. Money)                              1
LL                                                 100            Zeta 1 (Money)                                      1
MM                                                 100            Zeta 2 (Municipal Money)                            1
NN                                                 100            Zeta 3 (Government Money)                           1
OO                                                 100            Zeta 4 (N.Y. Money)                                 1
PP                                                 100            Eta 1 (Money)                                       1
QQ (Robeco Boston Partners Institutional                          Eta 2 (Municipal Money)                             1
Large Cap)                                         100
RR (Robeco Boston Partners Investors                              Eta 3 (Government Money)                            1
Large Cap)                                         100
SS (Robeco Boston Partners Adviser Large                          Eta 4 (N.Y. Money)                                  1
Cap)                                               100
TT (Robeco Boston Partners Investors Mid                          Theta 1 (Money)                                     1
Cap)                                               100
UU (Robeco Boston Partners Institutional                          Theta 2 (Municipal Money)                           1
Mid Cap)                                           100
VV (Robeco Boston Partners Institutional                          Theta 3 (Government Money)                          1
All Cap Value)                                     100
WW (Robeco Boston Partners Investors All                          Theta 4 (N.Y. Money)                                1
Cap Value)                                         100
YY (Schneider Capital Small Cap Value)             100
ZZ                                                 100
AAA                                                100

      The classes of common stock have been grouped into the following separate "families": the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Hilliard Lyons Family. The Sansom Street Family and the Bedford Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Hilliard Lyons Family represents interests in one non-money market portfolio.

      Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment Advisory Agreement or distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

      SHAREHOLDER APPROVALS. As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or portfolio means, with respect to the approval of an investment Advisory or distribution agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or portfolio.

                                  MISCELLANEOUS

      COUNSEL. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 serves as independent counsel to the Company and the Disinterested Directors.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS. Deloitte & Touche LLP, served as the Predecessor Fund's and serves as the Fund's independent registered public accounting firm.

                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto in the Predecessor Fund's Annual Report to shareholders for the fiscal year ended June 30, 2005 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Predecessor Fund's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated by reference herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by calling the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

      "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "D" - Short-term debt rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

The following summarizes the ratings used by Standard & Poor's for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

      The following summarizes the ratings used by DBRS for long-term debt:

      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases, it differs from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - Long-term debt rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

      STANDARD & POOR'S

      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

o     "Positive" means that a rating may be raised.

o     "Negative" means that a rating may be lowered.

o     "Stable" means that a rating is not likely to change.

o     "Developing" means a rating may be raised or lowered.

MOODY'S

      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG") or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

FITCH

      WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

      RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

      RATING ACTIONS: In addition to confirming or changing ratings, other DBRS rating actions include:

      (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

      (3) RATINGS "UNDER REVIEW." In practice, DBRS maintains continuous surveillance of the entities it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS

      A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, information or based on other circumstances.

      Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

      Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

      Hilliard Lyons will vote all proxies in advisory accounts unless the client reserves the right to vote its securities. Proxies over which Hilliard Lyons has voting authority shall be voted in a manner consistent with the best economic interest of the client.

      The following is a series of guidelines outlining how Hilliard Lyons votes certain proposals in the absence of contrary instructions from a client. The guidelines address both management and shareholder proposals. To the extent an issue is not addressed below, Hilliard Lyons will determine on a case-by-case basis any proposals that may arise from management or shareholders.

      This policy attempts to generalize a complex subject. It should be understood that specific fact situations may warrant a departure from these guidelines. In such instances, the relevant facts will be considered and if vote contrary to the guidelines is indicated, it will be cast and the reasons recorded.

MANAGEMENT'S PROPOSALS:

      To the extent that management's proposals do not infringe on shareholder rights, Hilliard Lyons generally supports management's position.

1.    STANDARD PROPOSALS

      Hilliard Lyons tends to support management's proposals to:

      a. Elect the board of directors in uncontested contests (considering independent status in the case of members of audit, compensation and nominating committees, attendance at meetings, etc. );

      b. Select outside auditors;

      c. Set the annual meeting date and location;

      d. Establish dividend reinvestment plans;

      e. Indemnify directors, officers and employees; and

      f. Change the corporate name.

      The following management proposals are voted on a case-by-case basis:

      a. Eliminate preemptive rights or dual classes of stock;

      b. Provide cumulative voting for directors; and

      c. Change size of board.

      2. CAPITALIZATION PROPOSALS

      Many capitalization proposals are routine in nature and generally garner Hilliard Lyons' support. They include:

      a. Increases in authorized common shares (within prescribed limitations);

      b. Issuance of or increase in authorized preferred shares;

      c. Adjustment of par value;

      d. Flexible schedules of preferred dividends;

      e. Repurchase requests; and

      f. Stock splits or issuance of dividends.

      3. NON-SALARY COMPENSATION PROGRAMS

      The trend is toward plans with a wide variety of possible awards. Hilliard Lyons favors incentive plans based on performance, not tenure. Stock option and bonus plans will generally be supported if the exercise price is reasonable and the number of shares being authorized for issuance is within prescribed limits. Hilliard Lyons supports stock or other non-salary plans that afford incentives, not risk-free rewards.

      Hilliard Lyons tends to favor plans that afford the following:

      a. Performance incentive;

      b. Stock options;

      c. Stock purchase; and

      d. Thrift/Profit sharing/Savings.

      Hilliard Lyons tends not to support plans that have:

      a. Excessive dilution;

      b. Options awarded at deep discount to the market;

      c. Permissive policies on pyramiding;

      d. Restrictive stock plans that reward tenure; and

      e. Repricing options.

      4. ANTI-TAKEOVER MEASURES

      Since virtually every equity investment is made with the intention of ultimate sale, Hilliard Lyons views charter and by-law amendments designed to thwart takeover attempts as undermining the prospects for realizing maximum appreciation, and thus, not in the best interest of shareholders. Accordingly HL tends to oppose anti-takeover measures, which include but are not limited to:

      a. Fair pricing procedures;

      b. Supermajority rules;

      c. Bars to written consent;

      d. Prohibit shareholder ability to call special meeting;

      e. Incumbent-entrenchment measures;

      f. Control share measures;

      g. Dual class capitalization (unequal voting rights);

      h. Proposal to change a company's state of incorporation; and

      i State anti-takeover statutes.

      Although Hilliard Lyons generally opposes the adoption of anti-takeover measures, the existence of such measures will not prevent an investment in a company which has adopted such measures.

SHAREHOLDER PROPOSALS:

      Hilliard Lyons recognizes that shareholders regularly make various proposals that they perceive as offering social (and at times economic) benefits to both the corporation and society. Although Hilliard Lyons acknowledges that economic and social considerations are often closely intertwined, in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

      As a rule, if management offers a reasonable response to these shareholder socioeconomic proposals, Hilliard Lyons generally supports their position.

1.    CORPORATE GOVERNANCE

      Hilliard Lyons' voting is mainly determined by financial and economic considerations. Therefore, Hilliard Lyons would tend to vote against shareholder proposals to:

      a. Rotate annual meeting site;

      b. Limit tenure of outside directors;

      c. Curb corporate philanthropy;; or

      d. Restore preemptive rights.

      Hilliard Lyons considers the following shareholder proposals on a case-by-case basis:

      a. Disclose political\charitable contributions;

      b. Disclose executives' government ties;

      c. Board representation by some minority group;

      d. Require directors to own stock; and

      e. Require the position of Chairman and CEO to be held by different persons.

2.    ANTI-SHARK REPELLENT MEASURES

      Hilliard Lyons judges shareholders' attempts to undo "poison pills" or other anti-takeover measures and votes on such proposals on a case-by-case basis.

TENDER OFFERS, MERGERS

      Hilliard Lyons evaluates tender offers for stock holdings, mergers, corporate restructuring (leveraged buyouts, spin-offs, asset sales, liquidations) on a case-by-case basis.

INTERNATIONAL PROXY VOTING

      Hilliard Lyons will vote proxies for international holdings in a prudent manner and in the best interests of its accounts. As noted above, Hilliard Lyons will vote proxies unless positive reasons call for not voting. In evaluating international issues the Committee will consider the costs and benefits to be gained and all relevant circumstances. The difficulty and expense of voting the proxy in relation to the benefit to the account is a relevant factor.

POTENTIAL CONFLICTS OF INTEREST

      Hilliard Lyons is part of The PNC Financial Services Group. In order to avoid potential conflicts of interests between Hilliard Lyons and its affiliates and any clients of Hilliard Lyons, Hilliard Lyons votes in accordance with this predetermined policy, generally in accordance with the recommendations of an independent third party. Hilliard Lyons documents the reasons for any variations from this general policy in order to verify that the variation was not the product of any conflict.

RESPONSIBILITY

      The Hilliard Lyons Proxy Voting Committee (the "Committee") shall have responsibility for updating these policies, identifying potential conflicts, making voting decisions, ensuring that proxies are voted timely and maintaining appropriate records in accordance with applicable law. The Committee may engage a third party to assist it in fulfilling its responsibilities.

DISCLOSURE

      Hilliard Lyons will include a summary of these policies in its Form ADV (or an equivalent disclosure brochure) and will provide a copy to clients upon request. A copy of this policy may also be available on the Hilliard Lyons' website. Hilliard Lyons will also disclose to clients how to obtain voting information in its Form ADV (or an equivalent disclosure brochure). Copies of votes cast in regard to shares held by mutual fund advised by Hilliard Lyons will be made available to mutual fund shareholders in accordance with SEC regulations.

                               THE RBB FUND, INC.
                                     PEA 98
                            PART C: OTHER INFORMATION


Item 23. EXHIBITS

(a)         Articles of Incorporation.

      (1) Articles of Incorporation of Registrant are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (2) Articles Supplementary of Registrant are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (3) Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (4) Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (5) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (6) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (7) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (8) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (9) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (10) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (11) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (12) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (13) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (14) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (15) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 33-20827) filed on March 31, 1995.

      (16) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (17) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 33-20827) filed on October 11, 1996.

      (18) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

      (19) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

      (20) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

      (21) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (22) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (23) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (24) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (25) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

      (26) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

      (27) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

      (28) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

      (29) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

      (30) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

      (31) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

      (32) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

      (33) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

      (34) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 2002.

      (35) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant's Registration Statement (No. 33-20827) filed on September 18, 2002.

      (36) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

      (37) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

      (38) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

      (39) Certificate of Correction of Registrant is incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant's Registration Statement (No. 33-20827) filed on March 23, 2005.

      (40) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant's Registration Statement (No. 33-20827) filed on March 23, 2005.

      (41) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.


      (42) Articles of Amendment of Registrant are incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.


(b)         By-Laws.

      (1) By-Laws, as amended are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

(c)         Instruments Defining Rights of Security Holders.

      (1) See Articles VI, VII, VIII, IX and XI of Registrant's Articles of 1 Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (2) See Articles II, III, VI, XIII, and XIV of Registrant's By-Laws as amended through April 26, 1996 which are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

(d)         Investment Advisory Contracts.

      (1) Investment Advisory Agreement (Money Market) between Registrant and Provident Institutional Management Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (2) Sub-Advisory Agreement (Money Market) between Provident Institutional Management Corporation and Provident National Bank, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (3) Assumption Agreement (Money Market Fund) between PNC Bank, N.A. and BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) dated April 29, 1998 is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

      (4) Investment Advisory Agreement (Boston Partners Large Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (5) Investment Advisory Agreement (Boston Partners Mid Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (6) Investment Advisory Agreement (Schneider Small Cap Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (7) Investment Advisory Agreement (Boston Partners Small Cap Value Fund II - formerly Micro Cap Value) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (8) Investment Advisory Agreement (Boston Partners Long/Short Equity Fund - formerly Market Neutral) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (9) Form of Investment Advisory Agreement (Boston Partners Fund - Formerly Long-Short Equity) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

      (10) Investment Advisory Agreement (Bogle Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

      (11) Investment Advisory Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (12) Investment Advisory Agreement between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (13) Form of Investment Advisory Agreement between Registrant and WesCorp Investment Services, LLC for the Institutional Liquidity Fund for Credit Unions is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (14) Form of Investment Advisory Agreement between Registrant and WesCorp Investment Services, LLC for the Liquidity Fund for Credit Unions (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (15) Investment Advisory Agreement (n/i Growth Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (16) Investment Advisory Agreement (n/i Emerging Growth Fund) between Registrant and Numeric Investors LLC incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (17) Investment Advisory Agreement (n/i Small Cap Value Fund) Between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (18) Investment Advisory Agreement (n/i Mid Cap Fund) Between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.


      (19) Amendment No. 1 to Investment Advisory Agreement Between Registrant and Numeric Investors LLC for the n/i numeric investors Mid Cap Fund is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (20)  Amendment No. 1 to The Investment Advisory Agreement (n/i Growth
            Fund) Between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

      (21) Amendment No. 1 to The Investment Advisory Agreement (n/i Small Cap Value Fund) Between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

      (22)  Amendment No. 2 to The Investment Advisory Agreement (n/i Mid Cap
            Fund) Between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.


      (23) Contractual Fee Waiver Agreement dated December 12, 2003, between the Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

      (24) Contractual Fee Waiver Agreement dated December 14, 2004, between the Registrant and Schneider Capital Management Company for the Schneider Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-

            20827) filed on December 30, 2004.

      (25) Contractual Fee Waiver Agreement dated December 14, 2004, between the Registrant and Schneider Capital Management Company for the Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

      (26) Contractual Fee Waiver Agreement dated December 15, 2004, between the Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

      (27) INVESTMENT ADVISORY AGREEMENT BETWEEN REGISTRANT AND WEISS, PECK & GREER INVESTMENTS FOR THE ROBECO WPG CORE BOND FUND IS FILED HEREWITH.

      (28) INVESTMENT ADVISORY AGREEMENT BETWEEN REGISTRANT AND WEISS, PECK & GREER INVESTMENTS FOR THE ROBECO WPG LARGE CAP GROWTH FUND IS FILED HEREWITH.

      (29) INVESTMENT ADVISORY AGREEMENT BETWEEN REGISTRANT AND WEISS, PECK & GREER INVESTMENTS FOR THE ROBECO WPG TUDOR FUND IS FILED HEREWITH.

      (30) Form of Contractual Fee Waiver Agreement between the Registrant and Weiss, Peck & Greer Investments for the Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund and Robeco WPG Tudor Fund is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

(e)         Underwriting Contracts.

      (1) Distribution Agreement between Registrant and PFPC Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

      (2) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Boston Partners All-Cap Value Fund Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (3) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Boston Partners All-Cap Value Fund Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (4) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (5) Form of Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Institutional Liquidity Fund for Credit Unions) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (6) Form of Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Liquidity Fund for Credit Union Members (formerly CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (7) Form of Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Tudor Fund) is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed March 4, 2005.

(f)         Bonus or Profit Sharing Contracts.

      (1) Fund Office Retirement Profit-Sharing and Trust Agreement, dated as of October 24, 1990, as amended is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's

            Registration Statement (No. 33-20827) filed on December 1, 1997.

      (2) Form of Amendment No. 1 to Fund Office Retirement Profit Sharing Plan and Trust Reflecting EGTRRA is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

(g)         Custodian Agreements.

      (1) Custodian Agreement between Registrant and Provident National Bank dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (2) Sub-Custodian Agreement among The Chase Manhattan Bank, N.A., the Registrant and Provident National Bank, dated as of July 13, 1992, relating to custody of Registrant's foreign securities is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (3) Amendment No. 1 to Custodian Agreement dated August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (4) Custodian Contract between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement (No. 33-20827) filed on October 28, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (5) Custody Agreement between Registrant and Custodial Trust Company on behalf of n/i Micro Cap Fund, n/i Growth Fund and n/i Mid Cap Fund (formerly Growth & Value) Portfolios of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (6) Custodian Agreement Supplement Between Registrant and PNC Bank, National Association dated October 16, 1996 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

      (7) Custodian Agreement Supplement between Registrant and PNC Bank, National Association, on behalf of the Boston Partners Mid Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

      (8) Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of the Boston Partners Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

      (9) Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of the Schneider Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (10) Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of the Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (11) Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of Boston Partners Long/Short Equity Fund (formerly Market Neutral) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (12) Custodian Agreement Supplement between Registrant and Custodial Trust Company on behalf of n/i Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 63 to the

            Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (13) Form of Custodian Agreement Supplement between Registrant and PFPC Trust Company (Boston Partners Fund - formerly Long Short Equity) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

      (14) Custodian Agreement Supplement between Registrant and PFPC Trust Company (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

      (15) Letter Agreement among Registrant, The Chase Manhattan Bank and PFPC Trust Company, dated as of July 2, 2001, relating to custody of Registrant's foreign securities is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

      (16) Custodian Agreement Supplement between Registrant and PFPC Trust Company (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (17) Custodian Agreement Supplement between Registrant and PFPC Trust Company (Schneider Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (18) Form of Custodian Agreement Supplement between Registrant and PFPC Trust Company (Baker 500 Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (19) Form of Custodian Agreement Supplement between Registrant and PFPC Trust Company (Institutional Liquidity Fund for Credit Unions) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (20) Form of Custodian Agreement Supplement between Registrant and PFPC Trust Company (Liquidity Fund for Credit Union Members (formerly the CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (21) Form of Custodian Agreement between Registrant and Mellon Bank N.A. (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Tudor Fund) is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

(h)         Other Material Contracts.

      (1) Transfer Agency Agreement (Sansom Street) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (2) Shareholder Servicing Agreement (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (3) Shareholder Servicing Agreement (Sansom Street Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (4) Shareholder Services Plan (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration

            Statement filed on October 30, 1998.

      (5) Transfer Agency Agreement (Bedford) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (6) Transfer Agency Agreement and Supplements (Bradford, Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta) between Registrant and Provident Financial Processing Corporation dated as of November 5, 1991 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (7) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company and PFPC Inc. dated February 1, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

      (8) Supplement to Transfer Agency and Service Agreement between Registrant, State Street Bank and Trust Company, Inc. and PFPC dated April 10, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

      (9) Amended and Restated Credit Agreement dated December 15, 1994 is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement (No. 33-20827) filed on October 25, 1995.

      (10) Transfer Agency Agreement Supplement (n/i Micro Cap Fund, n/i Growth Fund and n/i Mid Cap Fund (formerly Growth & Value)) between Registrant and PFPC Inc. dated April 14, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (11) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (n/i Micro Cap Fund) dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (12) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (n/i Growth Fund) dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (13) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (n/i Mid Cap Fund (formerly Growth & Value)) dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (14) Transfer Agreement and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement (No. 33-20827) filed on July 30, 1996.

      (15) Administration and Accounting Services Agreement between the Registrant and PFPC Inc. dated October 16, 1996 (Boston Partners Large Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

      (16) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Large Cap Value Fund, Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

      (17) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Large Cap Value Fund, Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

      (18) Transfer Agency Agreement Supplement between Registrant and PFPC Inc., (Boston Partners Mid Cap Value Fund, Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

      (19) Transfer Agency Agreement Supplement between Registrant and PFPC Inc., (Boston Partners Mid Cap Value Fund, Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

      (20) Administration and Accounting Services Agreement between Registrant and PFPC Inc. dated, May 30, 1997 (Boston Partners Mid Cap Value
            Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

      (21) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (22) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (23) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value), Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (24) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value), Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (25) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Boston Partners Micro Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (26) Administrative Services Agreement between Registrant and Provident Distributors, Inc. dated as of May 29, 1998 and relating to the n/i family of funds, Schneider Small Cap Value Fund and Institutional Shares of the Boston Partners Funds is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement (No. 33-20827) filed on June 25, 1998.

      (27) Administrative Services Agreement Supplement between Registrant and Provident Distributors, Inc. relating to the Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional Class is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (28) Administrative and Accounting Services Agreement between Registrant and PFPC Inc. (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (29) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (30) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (31) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (32) Co-Administration Agreement between Registrant and Bear Stearns Funds Management, Inc. (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (33) Administrative Services Agreement between Registrant and Provident Distributors, Inc. (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (34) Form of Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

      (35) Form of Administrative Services Agreement Supplement between Registrant and Provident Distributors, Inc. (Boston Partners Fund (formerly Long-Short Equity) - Institutional Shares) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

      (36) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

      (37) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

      (38) Administrative Services Agreement between Registrant and Provident Distributors, Inc. (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

      (39) Non 12b-1 Shareholder Services Plan and Agreement for Bogle Small Cap Growth Investor Shares is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

      (40) Agreement between E*TRADE Group, Inc., Registrant and Registrant's principal underwriter is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

      (41) Fee Waiver Agreement for n/i Numeric Investors Funds is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

      (42) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Bogle Investment Management Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

      (43) Solicitation Agreement between n/i numeric Investors and Shareholder Communications Corporation is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

      (44) Administrative Services Assignment Agreement between Registrant and PFPC Distributors, Inc. dated January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

      (45) Transfer Agency Supplement between Registrant and PFPC Inc. for the Bear Stearns Money Market Family is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant's Registration Statement (No. 33-20827) filed on December 4, 2001.

      (46) Form of Transfer Agency Supplement between Registrant and PFPC Inc. for the Boston Partners All-Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (47) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Boston Partners All-Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

      (48) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Boston Partners All-Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (49) Transfer Agency Supplement between Registrant and PFPC Inc. for Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (50) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 2002.

      (51) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (52) Non - 12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant's Registration Statement (No. 33-20827) filed on September 18, 2002.

      (53) Shareholder Servicing Agreement (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (54) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for Investor Shares of the Boston Partners Funds is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (55) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Institutional Liquidity Fund for Credit Unions is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (56) Form of Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Institutional Liquidity Fund for Credit Unions is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (57) Form of Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for the Institutional Liquidity Fund for Credit Unions is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (58) Amended and Restated Non-12b-1 Shareholder Services Plan (Numeric Funds) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (59) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (60) Form of Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (61) Form of Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for the Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (62) Amended and Restated Non-12b-1 Shareholder Services Plan for the Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (63) Form of Transfer Agency Agreement Supplement (Customer Identification Program) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

      (64) Regulatory Administration Services Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

      (65) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Robeco WPG Core Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

      (66) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Robeco WPG Large Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

      (67) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Robeco WPG Tudor Fund is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

      (68) Form of Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Robeco WPG Core Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

      (69) Form of Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Robeco WPG Large Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

      (70) Form of Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Robeco WPG Tudor Fund is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

      (71) Form of Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for the Robeco WPG Core Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

      (72) Form of Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for The Robeco WPG Large Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

      (73) Form of Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for The Robeco WPG Tudor Fund is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

      (74) Amended Schedule A to Regulatory Administration Services Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

      (75) Form of Shareholder Servicing Agreement (Robeco WPG Core Bond Fund - Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

      (76) Form of Shareholder Servicing Agreement (Robeco WPG Large Cap Growth Fund - Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's

            Registration Statement (No. 33-20827) filed on March 4, 2005.

      (77) Form of Shareholder Servicing Agreement (Robeco WPG Tudor Fund - Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.


      (78) Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Core Bond Fund - Retirement Class) is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.


(i)   (1)   Legal Opinion.


            OPINION OF DRINKER BIDDLE & REATH LLP IS FILED HEREWITH.

(j)               Other Opinions.

      (1)   CONSENT OF DRINKER BIDDLE & REATH LLP IS FILED HEREWITH.

      (2)   CONSENT OF DELOITTE & TOUCHE LLP IS FILED HEREWITH.

(k)         None


(l)         Initial Capital Agreements.

      (1) Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (2) Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

      (3) Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

      (4) Subscription Agreement between Registrant and Counsellors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (5) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class FF (n/i Micro Cap Fund) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (6) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class GG (n/i Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (7) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class HH (n/i Mid Cap Fund - formerly Growth & Value) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (8) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes QQ, RR and SS (Boston Partners Large Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

      (9) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on

            September 25, 1997.

      (10) Purchase Agreement between Registrant and Boston Partners Asset Management L.P. relating to Classes VV and WW (Boston Partners Bond
            Fund) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

      (11) Purchase Agreement between Registrant and Schneider Capital Management Company relating to Class YY (Schneider Small Cap Value
            Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (12) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (13) Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (14) Purchase Agreement between Registrant and Provident Distributors, Inc. relating to Class MMM (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (15) Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

      (16) Purchase Agreement between Registrant and Bogle Investment Management, L.P. (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

      (17) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (18) Purchase Agreement between Registrant and Schneider Capital Management Company (Schneider Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (19) Purchase Agreement between Registrant and Baker 500 Corporation (Baker 500 Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (20) Form of Purchase Agreement between Registrant and WesCorp Investment Services, LLC (Institutional Liquidity Fund for Credit Unions) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (21) Form of Purchase Agreement between Registrant and Wescorp Investment Services, LLC (Liquidity Fund for Credit Union Members (formerly the CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (22) Purchase Agreement between Registrant and Weiss, Peck & Greer Investments (Robeco WPG Core Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (23) Purchase Agreement between Registrant and Weiss, Peck & Greer Investments (Robeco WPG Large Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 96 to the

            Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (24) Purchase Agreement between Registrant and Weiss, Peck & Greer Investments (Robeco WPG Tudor Fund) is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

(m)         Rule 12b-1 Plan.

      (1) Plan of Distribution (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (2) Plan of Distribution (Bedford Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (3) Amendment No. 1 to Plans of Distribution (Classes A through Q) is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (4) Plan of Distribution (Zeta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (5) Plan of Distribution (Eta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (6) Plan of Distribution (Theta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refilled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (7) Plan of Distribution (Boston Partners Large Cap Value Fund Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

      (8) Plan of Distribution (Boston Partners Mid Cap Value Fund Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

      (9) Plan of Distribution (Boston Partners Bond Fund Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

      (10) Plan of Distribution (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement (No. 33-20827) filed on April 10, 1998.

      (11) Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (12) Plan of Distribution (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant's Registration Statement (No. 33-20827) filed on November 12, 1998.

      (13) Plan of Distribution (Principal Money Market) is incorporated herein by reference to Post-Effective

            Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (14) Form of Plan of Distribution (Boston Partners Fund (formerly Long Short Equity) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

      (15) Plan of Distribution pursuant to Rule 12b-1 (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (16) Plan of Distribution pursuant to Rule 12b-1 (Liquidity Fund for Credit Union Members (formerly the CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

(n)         Rule 18f-3 Plan.


      (1)   AMENDED RULE 18F-3 PLAN IS FILED HEREWITH.


(p)         Code of Ethics.

      (1) Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

      (2) Code of Ethics of Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (3) Code of Ethics of Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

      (4) Code of Ethics of Schneider Capital Management Company are incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (5) Code of Ethics of Bogle Investment Management, L P. is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2004.

      (6) Code of Ethics of PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

      (7) Code of Ethics of Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant's Registration Statement (No. 33-20827) filed on December 20, 2004.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 25. INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Sections 2 and 3 of the Assumption Agreement between PNC Bank, N.A. ("PNC") and BlackRock Institutional Management Corporation ("BIMC"), dated April 29, 1998 and incorporated herein by reference to exhibit (d)(3), provide for the indemnification of BIMC and PNC against certain losses.

Section 13 of the Investment Advisory Agreements between Registrant and Numeric Investors, LLC ("Numeric"), each dated November 12, 2004 and incorporated herein by reference to exhibits (d)(15), (d)(16), (d)(17) and (d)(18), provides for the indemnification of Numeric against certain losses.

Section 12 of the Investment Advisory Agreements between Registrant and Boston Partners Asset Management, L.P. ("Boston Partners"), each dated October 25, 2002 and incorporated herein by reference to exhibits (d)(4), (d)(5), (d)(6), (d)(7),
(d)(8), and (d)(9), provides for the indemnification of Boston Partners against certain losses.

Section 12 of the Investment Advisory Agreement between Registrant and Bogle Investment Management, L.P. ("Bogle"), dated September 15, 1999 and incorporated herein by reference to exhibit (d)(10) provides for the indemnification of Bogle against certain losses.

Section 12 of the Investment Advisory Agreements between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference as exhibits (d)(13) and (d)(14) provides for the indemnification of WesCorp Investment Services, LLC against certain losses.

Section 12 of the Investment Advisory Agreements between the Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference as exhibits
(d)(27), (d)(28) and (d)(29) provides for the indemnification of Weiss, Peck & Greer Investments against certain losses.

Section 9 of the Distribution Agreement between Registrant and PFPC Distributors, Inc. ("PFPC"), dated January 2, 2001 and incorporated herein by reference to exhibit (e)(1) provides for the indemnification of PFPC Distributors against certain losses.

Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

            1.    BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION:

                  BlackRock Institutional Management Corporation ("BIMC") is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc. BIMC's principal business address is 100 Bellevue Parkway, Wilmington, DE 19809. BIMC is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BIMC is as follows:

                  NAME AND POSITION WITH BIMC      OTHER COMPANY                POSITION WITH OTHER COMPANY
                  ---------------------------      -------------                ---------------------------
                  Paul L. Audet                    BlackRock Provident          Treasurer
                  Director                         Institutional Funds
                                                   Wilmington, DE

                                                   BlackRock Funds              Treasurer
                                                   Wilmington, DE

                                                   BlackRock Capital            Director
                                                   Management, Inc.
                                                   Wilmington, DE

                                                   BlackRock Advisors, Inc.     Director
                                                   Wilmington, DE

                                                   BlackRock Financial          Director
                                                   Management, Inc.
                                                   New York, NY

                                                   BlackRock (Japan), Inc.      Chief Financial Officer &
                                                   New York, NY                 Managing Director

                                                   BlackRock International,     Chief Financial Officer &
                                                   Ltd.                         Managing Director
                                                   Edinburgh, Scotland

                                                   BlackRock, Inc.              Chief Financial Officer &
                                                   New York, NY                 Managing Director

                  Laurence J. Carolan              BlackRock Capital            Managing Director & Director
                  Managing Director and Director   Management, Inc.
                                                   Wilmington, DE

                                                   BlackRock, Inc.              Managing Director
                                                   New York, NY

                                                   BlackRock Advisors, Inc.     Managing Director & Director
                                                   Wilmington, DE

                  Robert P. Connolly               BlackRock Capital            Managing Director, General
                  Managing Director, General       Management, Inc.             Counsel & Secretary
                  Counsel and Secretary            Wilmington, DE

                                                   BlackRock, Inc.              Managing Director, General
                                                   New York, NY                 Counsel & Secretary

                                                   BlackRock International,     Managing Director, General
                                                   Ltd.                         Counsel & Secretary
                                                   Edinburgh, Scotland

                                                   BlackRock (Japan), Inc.      Managing Director, General
                                                   New York, NY                 Counsel & Secretary

                                                   BlackRock Advisors, Inc.     Managing Director, General
                                                   Wilmington, DE               Counsel & Secretary

                                                   BlackRock Financial          Managing Director, General
                                                   Management, Inc.             Counsel & Secretary
                                                   New York, NY

                                                   BlackRock Investments,       General Counsel & Secretary
                                                   Inc.
                                                   New York, NY

                  Laurence D. Fink                 BlackRock Funds              President  & Trustee
                  Chief Executive Officer          Wilmington, DE

                                                   BlackRock Capital            Chief Executive Officer
                                                   Management, Inc.
                                                   Wilmington, DE

                                                   BlackRock, Inc.              Chairman & CEO
                                                   New York, NY

                                                   BlackRock International,     Chairman & CEO
                                                   Ltd.
                                                   Edinburgh, Scotland

                                                   BlackRock (Japan), Inc.      Chairman & CEO
                                                   New York, NY

                                                   BlackRock Investments,       Chairman & CEO
                                                   Inc.
                                                   New York, NY

                                                   BlackRock Advisors, Inc.     Chief Executive Officer
                                                   Wilmington, DE

                                                   BlackRock Financial          Chairman & CEO
                                                   Management, Inc.
                                                   New York, NY

                                                   BlackRock HPB Management     Director
                                                   LLC
                                                   New York, NY

                  Robert S. Kapito                 BlackRock Capital            Vice Chairman & Director
                  Vice Chairman and Director       Management, Inc.
                                                   Wilmington, DE

                                                   BlackRock International,     Vice Chairman & Director
                                                   Ltd.
                                                   Edinburgh, Scotland

                                                   BlackRock, Inc.              Vice Chairman
                                                   New York, NY

                                                   BlackRock Advisors, Inc.     Vice Chairman & Director
                                                   Wilmington, DE

                                                   BlackRock (Japan), Inc.      Vice Chairman & Director
                                                   New York, NY

                                                   BlackRock Investments,       Director
                                                   Inc.
                                                   New York, NY

                                                   BlackRock Financial          Vice Chairman & Director
                                                   Management, Inc.
                                                   New York, NY

                  Kevin M. Klingert                BlackRock Capital            Managing Director & Director
                  Managing Director and Director   Management, Inc.
                                                   Wilmington, DE

                                                   BlackRock, Inc.              Managing Director
                                                   New York, NY

                                                   BlackRock Advisors, Inc.     Managing Director & Director
                                                   Wilmington, DE

                                                   BlackRock Financial          Managing Director
                                                   Management, Inc.
                                                   New York, NY

                  John P. Moran                    BlackRock Capital            Managing Director & Director
                  Managing Director and Director   Management, Inc.
                                                   Wilmington, DE

                                                   BlackRock, Inc.              Managing Director
                                                   New York, NY

                                                   BlackRock Advisors, Inc.     Managing Director & Director
                                                   Wilmington, DE

                                                   BlackRock Investments,       President
                                                   Inc.
                                                   New York, NY

                  Thomas H. Nevin                  BlackRock Capital            Managing Director & Director
                  Managing Director and Director   Management, Inc.
                                                   Wilmington, DE

                                                   BlackRock, Inc.              Managing Director
                                                   New York, NY

                                                   BlackRock Advisors, Inc.     Managing Director & Director
                                                   Wilmington, DE

                                                   BlackRock Financial          Managing Director
                                                   Management, Inc.
                                                   New York, NY

                  Ralph L. Schlosstein             BlackRock Provident          Chairman & President
                  President and Director           Institutional Funds
                                                   Wilmington, DE

                                                   BlackRock Capital            President & Director
                                                   Management, Inc.
                                                   Wilmington, DE

                                                   BlackRock, Inc.              President & Director
                                                   New York, NY

                                                   BlackRock International,     President & Director
                                                   Ltd.
                                                   Edinburgh, Scotland

                                                   BlackRock (Japan), Inc.      President & Director
                                                   New York, NY

                                                   BlackRock Investments,       Director
                                                   Inc.
                                                   New York, NY

                                                   BlackRock Advisors, Inc.     President & Director
                                                   Wilmington, DE

                                                   BlackRock Financial          President & Director
                                                   Management, Inc.
                                                   New York, NY

                                                   BlackRock HPB Management     Director
                                                   LLC
                                                   New York, NY

                  Keith T. Anderson                BlackRock Capital            Managing Director
                  Managing Director                Management, Inc.
                                                   Wilmington, DE

                                                   BlackRock, Inc.              Managing Director
                                                   New York, NY

                                                   BlackRock Advisors, Inc.     Managing Director
                                                   Wilmington, DE

                                                   BlackRock Financial          Managing Director
                                                   Management, Inc.
                                                   New York, NY

                                                   BlackRock International,     Managing Director
                                                   Ltd.
                                                   Edinburgh, Scotland

                                                   BlackRock (Japan), Inc.      Managing Director
                                                   New York, NY

            2.    NUMERIC INVESTORS, LLC:

                  The sole business activity of Numeric Investors, LLC ("Numeric"), One Memorial Drive, 4th Floor, Cambridge, Massachusetts 02142, is to serve as an investment adviser. Numeric is registered under the Investment Advisers Act of 1940.

                  Information as to the directors and officers of Numeric is as follows:

                  NAME AND POSITION WITH NUMERIC   OTHER COMPANY                POSITION WITH OTHER COMPANY
                  ------------------------------   -------------                ---------------------------
                  P. Andrews McLane                TA Associates                Managing Director and Member of
                  Director of Numeric              Boston, MA                   the Executive Committee of Board

                  Michael Wilson                   TA Associates                Principal
                  Director of Numeric              Boston, MA

            3.    BOGLE INVESTMENT MANAGEMENT, LP:

                  The sole business activity of Bogle Investment Management, LP ("Bogle"), 57 River Street, Suite 206, Wellesley, Massachusetts 02481, is to serve as an investment adviser. Bogle is registered under the Investment Advisers Act of 1940.

                  The directors and officers have not held any positions with other companies during the last two fiscal years.

            4.    BOSTON PARTNERS ASSET MANAGEMENT, LLC:

                  The sole business activity of Boston Partners Asset Management, LLC ("BPAM"), 28 State Street, 21st Floor, Boston, Massachusetts 02109, is to serve as an investment adviser. BPAM is registered under the Investment Advisers Act of 1940.

                  BPAM is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of Boston is as follows:

                  NAME AND POSITION WITH BPAM      OTHER COMPANY                POSITION WITH OTHER COMPANY
                  ---------------------------      -------------                ---------------------------
                  William J. Kelly                 Robeco USA, LLC              Chief Financial Officer
                  Chief Executive Officer

                                                   Robeco USA, Inc.             Chief Executive Officer and
                                                                                Treasurer

                  Mary Ann Iudice                  Robeco USA, LLC              Chief Compliance Officer
                  Compliance Officer

                                                   Robeco USA, Inc.             Chief Compliance Officer

            5.    SCHNEIDER CAPITAL MANAGEMENT COMPANY:

                  The sole business activity of Schneider Capital Management Company ("Schneider"), 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is to serve as an investment adviser. Schneider is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Schneider is as follows:

                  NAME AND POSITION WITH           OTHER COMPANY                POSITION WITH OTHER COMPANY
                  ----------------------           -------------                ---------------------------
                  SCHNEIDER
                  ---------
                  Arnold C. Schneider, III         Turnbridge Management        President
                  President and Chief Investment   Partners Corp
                  Officer

                  Steven J. Fellin                 Turnbridge Management        Vice President
                  Sr. Vice President and Chief     Partners Corp.
                  Financial Officer

            6     WESCORP INVESTMENT SERVICES, LLC:

                  The sole business activity of Wescorp Investment Services, LLC, 924 Overland Court, San Dimas, California 91773 ("Wescorp"), is to serve as an investment adviser. Wescorp is registered under the Investment Advisers Act of 1940.

                  The directors and officers have not held any positions with other companies during the last two fiscal years.

            7.    WEISS, PECK & GREER INVESTMENTS:

                  The sole business activity of Weiss, Peck & Greer Investments ("WPG"), 909 Third Avenue, New York, NY 10022, is to serve as an investment adviser. WPG is registered under the Investment Advisers Act of 1940.

                  Information as to the directors and officers of WPG is as follows:

                  NAME AND POSITION WITH WPG       OTHER COMPANY                POSITION WITH OTHER COMPANY
                  --------------------------       -------------                ---------------------------
                  Stan Bichel                      Robeco USA, LLC              Chief Executive Officer
                  Chief Executive Officer
                                                   Robeco USA, Inc.             Chairman of the Board

                  William J. Kelly                 Robeco USA, LLC              Chief Financial Officer
                  Chief Financial Officer

                                                   Robeco USA, Inc.             Chief Executive and Treasurer

                  Mary Ann Iudice                  Robeco USA, LLC              Chief Compliance Officer
                  Chief Compliance Officer

                                                   Robeco USA, Inc.             Chief Compliance Officer

                  Robert Kleinberg                 Robeco USA, Inc.             Chief Legal Officer
                  Chief Legal Officer

Item 27. PRINCIPAL UNDERWRITER

      (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies:

                  AB Funds Trust
                  AFBA 5 Star Funds, Inc.
                  Atlantic Whitehall Funds Trust
                  Highland Floating Rate Fund
                  Highland Floating Rate Advantage Fund
                  Forward Funds, Inc
                  Harris Insight Funds Trust
                  Hillview Investment Trust II
                  Kalmar Pooled Investment Trust
                  Matthews Asian Funds
                  Metropolitan West Funds
                  The RBB Fund, Inc.
                  RS Investment Trust
                  Stratton Growth Fund, Inc.
                  Stratton Monthly Dividend REIT Shares, Inc.
                  The Stratton Funds, Inc.
                  Van Wagoner Funds
                  Wilshire Mutual Funds, Inc.
                  Wilshire Variable Insurance Trust

            Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  BlackRock Provident Institutional Funds
                  BlackRock Funds
                  International Dollar Reserve Fund I, Ltd.
                  BlackRock Bond Allocation Target Shares

            Distributed by MGI Funds Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  MGI Funds.

            Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  Northern Funds
                  Northern Institutional Funds

            Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc

                  ABN AMRO Funds

      PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

      (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

      NAME                     TITLE WITH PFPC DISTRIBUTORS
      ----                     ----------------------------

      Brian Burns              -  Chairman, Chief Executive Officer, Director
                                     and President
      Michael Denofrio         -  Director
      Nick Marsini             -  Director
      Rita G. Adler               Chief Compliance Officer & Anti-Money
                                     Laundering Officer
      Christine A. Ritch       -  Chief Legal Officer, Assistant Secretary and
                                     Assistant Clerk
      Steven B. Sunnerberg     -  Secretary and Clerk
      Julie Bartos             -  Assistant Secretary and Assistant Clerk
      Bradley A. Stearns       -  Assistant Secretary and Assistant Clerk
      Amy Brennan              -  Assistant Secretary and Assistant Clerk
      Craig Stokarski          -  Treasurer and Financial & Operations Principal
      Douglas D. Castagna      -  Controller and Assistant Treasurer
      Bruno DiStefano          -  Vice President
      Susan K. Moscaritolo     -  Vice President

      (c)   Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

(1) PFPC Trust Company (assignee under custodian agreement), 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (records relating to its functions as sub-adviser and custodian).

(2) PFPC Distributors, Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406. (records relating to its functions as distributor).

(3) BlackRock Institutional Management Corporation, Bellevue Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

(4) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

(5) Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

(6) Numeric Investors LLC, 1 Memorial Drive, Cambridge, Massachusetts 02142 (records relating to its function as investment adviser).

(7) Boston Partners Asset Management, L.P., One Financial Center, 43rd Floor, Boston, Massachusetts 02111 (records relating to its function as investment adviser).

(8) Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

(9) Bogle Investment Management, L.P., 57 River Street, Suite 206, Wellesley, Massachusetts 02481 (records relating to its function as investment adviser).

(10) Bear Stearns & Co. Inc., Funds Management Department, 383 Madison Avenue, New York, New York 10179 (records relating to its function as co-administrator for investment portfolios advised by Numeric Investors L.P.)

(11) WesCorp Investment Services, LLC, 924 Overland Court, San Dimas, California 91773 (records relating to its function as investment adviser).

(13) Weiss, Peck & Greer Investments, 909 Third Avenue, New York, New York 10022 (records relating to its function as investment adviser).

Item 29. MANAGEMENT SERVICES

      None.

Item 30. UNDERTAKINGS

(a) Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 98 under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 98 be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and State of Delaware on the 30th day of August, 2005.



                                        THE RBB FUND, INC.
                                        By: /s/ Edward J. Roach
                                        Edward J. Roach
                                        President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                       TITLE                                                DATE
---------                       -----                                                ----


/S/ EDWARD J. ROACH             President (Principal Executive Officer) and          August 30, 2005
------------------------        Treasurer (Principal Financial and Accounting
Edward J. Roach                 Officer)


*J. RICHARD CARNALL             Director                                             August 30, 2005
------------------------
J. Richard Carnall


*FRANCIS J. MCKAY               Director                                             August 30, 2005
------------------------
Francis J. McKay


*MARVIN E. STERNBERG            Director                                             August 30, 2005
------------------------
Marvin E. Sternberg


*JULIAN A. BRODSKY              Director                                             August 30, 2005
------------------------
Julian A. Brodsky


*ARNOLD M. REICHMAN             Director                                             August 30, 2005
------------------------
Arnold M. Reichman


*ROBERT SABLOWSKY               Director                                             August 30, 2005
------------------------
Robert Sablowsky



*BY: /S/ EDWARD J. ROACH
------------------------
Edward J. Roach
Attorney-in-Fact

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

            Know All Men by These Presents, that the undersigned, Francis J. McKay, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:          November 9, 2000


                /S/ FRANCIS J. MCKAY
                --------------------
                Francis J. McKay

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

            Know All Men by These Presents, that the undersigned, Marvin E. Sternberg, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:          November 9, 2000


                /S/ MARVIN E. STERNBERG
                -----------------------
                Marvin E. Sternberg

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

            Know All Men by These Presents, that the undersigned, Julian Brodsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:          November 9, 2000


                /S/ JULIAN BRODSKY
                ------------------
                Julian Brodsky

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

            Know All Men by These Presents, that the undersigned, Arnold Reichman, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:          November 9, 2000


                /S/ ARNOLD REICHMAN
                -------------------
                Arnold Reichman

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

            Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:          November 9, 2000


                /S/ ROBERT SABLOWSKY
                --------------------
                Robert Sablowsky

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

            Know All Men by These Presents, that the undersigned, J. Richard Carnall, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:          September 10, 2002


                /S/ J. RICHARD CARNALL
                ----------------------
                J. Richard Carnall

                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT
-----------       -------

(d)(27) Investment Advisory Agreement between Registrant and Weiss, Peck & Greer Investments for the Robeco WPG Core Bond Fund.

(d)(28) Investment Advisory Agreement between Registrant and Weiss, Peck & Greer Investments for the Robeco WPG Large Cap Growth Fund.

(d)(29) Investment Advisory Agreement between Registrant and Weiss, Peck & Greer Investments for the Robeco WPG Tudor Fund.

(i)(1)            Opinion of Drinker Biddle & Reath LLP

(j)(1)            Consent of Drinker Biddle & Reath LLP

(j)(2)            Consent of Deloitte & Touche LLP

(n)(1)            Amended Rule 18f-3 Plan